SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                         AMERICAN ITALIAN PASTA COMPANY
       ------------------------------------------------------------------
                       (Name of Registrant as Specified In Its Charter)

                                 not applicable
       ------------------------------------------------------------------
                    (Name of Person(s) Filing Proxy Statement
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

-------------------------------------------------------------------

2) Aggregate number of securities to which transaction applies:

------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

------------------------------------------------------------------

4) Proposed maximum aggregate value of transaction:

------------------------------------------------------------------

------------------------------------------------------------------

5) Total fee paid:

------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

------------------------------------------------------------------

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

4100 N. Mulberry Drive, Suite 200

Kansas City, Missouri 64116



                         AMERICAN ITALIAN PASTA COMPANY

                           NOTICE AND PROXY STATEMENT

                                       FOR

                       THE ANNUAL MEETING OF STOCKHOLDERS

                                   TO BE HELD

                                FEBRUARY 8, 2001

                             YOUR VOTE IS IMPORTANT!

         Please mark, date and sign the enclosed proxy card and promptly return it to the Company in the enclosed envelope.

Mailing of this Notice and Proxy Statement, the accompanying Proxy, and the accompanying 2000 Annual Report, commenced on or about January 13, 2001.

                         AMERICAN ITALIAN PASTA COMPANY

                        4100 N. MULBERRY DRIVE, SUITE 200
                           KANSAS CITY, MISSOURI 64116

                               -------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               -------------------

        The Annual Meeting of the Stockholders of American Italian Pasta Company, a Delaware corporation ("AIPC"), will be held at The Hyatt Regency Crown Center, 2345 McGee, Kansas City, Missouri 64108 at 10:30 a.m. on February 8, 2001, to consider and vote upon the following:

1.   Election of three Directors;

2. Ratification of the Board of Directors' selection of Ernst & Young LLP to serve as AIPC's independent auditors for fiscal year 2001;

3.   Approval of American Italian Pasta Company's 2000 Equity Incentive Plan;
     and

4. Such other matters as may properly be brought before the Annual Meeting or any adjournment thereof.

Only stockholders of record at the close of business on December 12, 2000, are entitled to notice of and to vote at this meeting or any adjournment thereof.

                                         By Order of the Board of Directors,




                                         Executive Vice President &
                                         Chief Financial Officer

The date of this Notice is January 13, 2001.

Please date, sign and promptly return the enclosed proxy card, regardless of the number of shares you may own and whether or not you plan to attend the meeting in person. You may revoke your proxy and vote your shares in person if revoked in accordance with the procedures described in the attached proxy statement. Please also indicate on the enclosed response form whether you plan to attend the Annual Meeting.

                         AMERICAN ITALIAN PASTA COMPANY

                        4100 N. Mulberry Drive, Suite 200
                           Kansas City, Missouri 64116

                                 PROXY STATEMENT

                                TABLE OF CONTENTS

                                -----------------

General Information......................................................2
Proposal 1 - Election of Three Directors.................................3
The Board of Directors...................................................4
Stock Owned Beneficially by Directors,
               Nominees and Certain Executive Officers...................7
Stock Performance Graph..................................................9
Audit Committee Report..................................................11
Management Compensation.................................................12
Certain Relationships and Related Transactions..........................21
Proposal 2 - Ratification of the Board of
               Directors' Selection of Independent Auditors.............22
Proposal 3 - Approval of American Italian Pasta Company
               2000 Equity Incentive Plan...............................23
Voting and Proxies......................................................27
Principal Stockholders..................................................29
Stockholder Proposals...................................................30
(a).....Section 16(a) Beneficial Ownership Reporting Compliance.........32

Other Matters...........................................................32

                               GENERAL INFORMATION

        This Proxy Statement is being mailed on or about January 13, 2001 to the holders of record at the close of business on December 12, 2000 (the "Record Date") Class A Convertible Common Stock, of American Italian Pasta Company, a Delaware corporation ("AIPC" or the "Company"), par value $0.001 per share (the "Common Stock"), in connection with the solicitation of proxies by AIPC's Board of Directors for use at the Annual Meeting of Stockholders to be held at The Hyatt Regency Crown Center, 2345 McGee, Kansas City, Missouri, on February 8, 2001, at 10:30 a.m. and any adjournment thereof (the "Annual Meeting"). The Notice of Annual Meeting of Stockholders, AIPC's 2000 Annual Report to Stockholders (the "Annual Report"), and the proxy card accompany this Proxy Statement.

        Attendance at the Annual Meeting of Stockholders is limited to stockholders of record or their proxies, beneficial owners of AIPC's stock having evidence of such ownership and guests of AIPC. Any stockholder or stockholder's representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate in the Annual Meeting may request reasonable assistance or accommodation from AIPC by contacting AIPC's Investor Relations Coordinator at 4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri 64116, at 816-584-5000. To provide AIPC sufficient time to arrange for reasonable assistance please submit all requests by January 19, 2001.

        AIPC changed its fiscal year end from December 31 to the last Friday of September or the first Friday of October effective beginning with the nine-month fiscal period ended September 27, 1996 and for all subsequent periods. This change resulted in a nine-month fiscal year for 1996, and a 52 or 53-week year for all subsequent fiscal years. The Company's first three fiscal quarters end on the Friday last preceding December 31, March 31 and June 30 or the first Friday of the following month of each quarter. For purposes of this Proxy Statement, the 2000 and 1999 fiscal years are described as having ended September 30.

                    PROPOSAL 1 - ELECTION OF THREE DIRECTORS

        The Board of Directors of AIPC is divided into three classes. The members of each class serve staggered three-year terms of office, which results in one class standing for election at each annual meeting of stockholders. The term of office for the directors elected at the Annual Meeting will expire in 2004 or when their successors are elected and qualified.

        Three persons have been nominated by the Board for election as directors. All three individuals are presently directors of AIPC, have indicated that they are willing and able to serve as directors if elected, and have consented to being named as nominees in this Proxy Statement. If any nominee should become unable or unwilling to serve, the persons named as proxies intend to vote for one or more substitute nominees chosen by them in their sole discretion. AIPC's Certificate of Incorporation and Bylaws do not have any eligibility requirements for directors.

        As explained further under "Voting and Proxies," Directors are elected by the affirmative vote of the plurality of the shares of Common Stock present at the Annual Meeting that are entitled to vote on the election of directors, assuming a quorum.

Nominees for Director to Serve Until the Annual Meeting of Stockholders in 2004:

        DAVID Y. HOWE, age 36, has served as a Director of the Company since 1995. He is a Vice President of Citicorp Venture Capital, Ltd., a venture capital firm, where he has been employed since 1993. He is also a director of Insilco Holding Co., Pen-Tab Industries, Inc., Trianon Industries, Formica Corp, and eight private companies.

        JOHN P. O'BRIEN, age 59, has served as a Director of the Company since 1997. Mr. O'Brien has been Managing Director of Inglewood Associates, Inc., a private investment and consulting firm specializing in turnarounds of financially under-performing companies, since April 1993. Mr. O'Brien has also been Co-Chairman of the Board and Chief Executive Officer of Jeffery Mining Products, L.P. (now known as JMP Partners, L.P., a manufacturer and distributor of underground mining products) since October 1995 and Chairman of the Board of Allied Construction Products, Inc. (a manufacturer and distributor of hydraulic and pneumatic demolition, compaction, boring and trench shoring devices) since March 1993, each of which is an Inglewood Associates, Inc. portfolio company. Mr. O'Brien has served as a Director and President of Cleveland Sight Center since 1993. Prior to joining Inglewood Associates, Inc., he was the Southeast Regional Managing Partner for Price Waterhouse (now PricewaterhouseCoopers LLP) and a member of the firm's Policy Board and Management Committee from July 1984 to April 1990. Since August 6, 1999, Mr. O'Brien has been a board member of International Total Services, Inc. (ITSW) NASDAQ, and since October 19, 1999, has been Co-Chairman of the Board. Since July 2000, Mr. O'Brien has been a board member of Century Aluminum Company (CENX) NASDAQ.

     WILLIAM R. PATTERSON, age 59, has served as a Director of the Company since 1997. He is a founder and manager of Stonecreek Management, LLC, a private investment firm since August 1998. Prior to that, he served as Vice President of PSF Holdings, L.L.C., and the Executive Vice President, Chief Financial Officer and Treasurer of its wholly owned subsidiary, Premium Standard Farms, Inc. ("PSF, Inc."), a fully-integrated pork producer and processor from October 1996 to August 1998. From January to October 1996, Mr. Patterson was a principal of Patterson Consulting, LLC and as a consultant was acting chief financial officer for PSF, Inc. From 1976 through 1995, Mr. Patterson was a partner in Arthur Andersen LLP. He is also a director of Paul Mueller Company and Collins Industries, Inc.

                       YOUR BOARD RECOMMENDS THAT YOU VOTE
                                      "FOR"
                      THE ELECTION OF MANAGEMENT'S NOMINEES

                             THE BOARD OF DIRECTORS

        The Board meets regularly to review significant developments affecting AIPC and to act on matters requiring Board approval. The Board of Directors met three times in fiscal year 2000. Messrs. Patterson and O'Brien attended all three meetings of the Board in fiscal year 2000, Messrs. Baum, Demetree, Thompson, and Niehaus attended two of the three meetings, and Mr. Howe attended one of the three meetings.

DIRECTORS SERVING UNTIL THE ANNUAL MEETING OF STOCKHOLDERS IN 2002:

        JONATHAN E. BAUM, age 40, has served as a Director of the Company since 1994. Mr. Baum is also a director of George K. Baum Merchant Banc, L.L.C. and Prairie Capital Management, Inc. He has been the Chairman and Chief Executive Officer of George K. Baum & Company, an investment banking firm, since 1994. He is also co-chair of Kansas City Area Development Council.

        ROBERT H. NIEHAUS, age 45, has served as a Director of the Company since 1992. Previously, he had been a Managing Director of Morgan Stanley Dean Witter Capital Partners from 1990 to 1999. He is also a director of Waterford Wedgewood U.K., plc, Waterford Crystal Ltd., and Berliner Communications, Inc. He is also Managing Director of Greenhill Capital Partners, LLC.

        RICHARD C. THOMPSON, age 49, has served as a Director of the Company since 1986. Previously, he had been Chairman and Chief Executive Officer of Thompson's Nutritional Technology, Inc., a pet food producer, from 1993 to 2000. He is a co-founder of the Company and served as its President from May 1986 to June 1991. Mr. Thompson is Managing Partner of Iron Street Labs, LLC.

DIRECTORS SERVING UNTIL THE ANNUAL MEETING OF STOCKHOLDERS IN 2003:

        HORST W. SCHROEDER, age 59, has served as Chairman of the Board of Directors of the Company since June 1991, and as a Director of the Company since August 1990. Since 1990, Mr. Schroeder has been President of HWS & Associates, Inc., a Hilton Head, South Carolina management consulting firm owned by Mr. Schroeder. Prior to founding HWS & Associates, Mr. Schroeder served the Kellogg Company, a manufacturer and marketer of ready-to-eat and other convenience food products, in various capacities for more than 20 years, most recently as President and Chief Operating Officer. He was a manager of PSF Holdings, L.L.C. and served as Chairman of the Board of its wholly-owned subsidiary, Premium Standard Farms, Inc., a vertically-integrated pork producer, from 1996 to May 1998.

        MARK C. DEMETREE, age 44, has served as a Director of the Company since 1998. Since 1997, he has been Chairman of the Board and Chief Executive Officer of US Salt Holdings, LLC, which is an investment and management firm, specializing in the natural resource, basic chemicals and specialty chemicals industries. Previously he had been President of North American Salt Company from 1993 to 1997. He is also Chairman and Director of Pinnacle Properties Management, Inc.

        TIMOTHY S. WEBSTER, age 39, has served as President of the Company since June 1991, as President and Chief Executive Officer of the Company since May 1992, and as a Director since June 1989. Mr.

Webster joined the Company in April 1989, and served as Chief Financial Officer from May 1989 to December 1990 and as Chief Operating Officer from December 1990 to June 1991.

        JAMES A. HEETER, age 52, has served as a Director of the Company since May of 2000. He is an attorney in Kansas City specializing in Corporate Securities and Healthcare, and for more than five years has been a partner with Sonnenschein Nath & Rosenthal, a general partnership.

COMMITTEES OF THE BOARD OF DIRECTORS

        Under AIPC's Bylaws, the Board of Directors may establish, change and terminate one or more committees made up of members of the Board of Directors to perform certain functions. The Board of Directors has established an Audit Committee and a Compensation Committee. Each such committee has two or more members who serve at the pleasure of the Board of Directors. There were two meetings of the Audit Committee, and one meeting of the Compensation Committee during fiscal year 2000. All of the directors attended the meetings of the committees on which they served during fiscal 2000.

THE AUDIT COMMITTEE

        The Audit Committee is responsible for reviewing the Company's financial statements, audit reports, internal financial controls and the services performed by the Company's independent public auditors, and for making recommendations with respect to those matters to the Board of Directors. The Audit Committee has an Audit Committee Charter in place which has been adopted by the Board of Directors. The current members of the Audit Committee are:
Messrs. Patterson, Heeter, and Baum. Each of the members is "independent", as defined by the rules of the New York Stock Exchange.

THE COMPENSATION COMMITTEE

        The Compensation Committee is responsible for reviewing and making recommendations to the Board of Directors with respect to the salaries, bonuses, and other compensation paid to key employees and officers of AIPC, including the terms and conditions of their employment, and administers all stock option and other benefit plans affecting key employees' and officers' direct and indirect remuneration. The current members of the Compensation Committee are: Messrs. Niehaus, Demetree, O'Brien and Schroeder. The Committee's report on executive compensation is set forth in the section under "Management Compensation."

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        All compensation decisions during the fiscal year ended September 29, 2000 for each of the Named Executive Officers were made by the Compensation Committee of the Board of Directors. Mr. Schroeder as Chairman of the Board, is an officer of AIPC.

COMPENSATION OF DIRECTORS

        Messrs. Howe, Schroeder, and Webster currently are the only directors who do not receive fees for serving as directors of the Company. Effective January 1, 1998, all directors who are not employees of AIPC or employees of significant stockholders ("Outside Directors") are paid an annual retainer of $15,000, which is payable in Common Stock immediately following AIPC's annual meeting of stockholders, and paid $1,500 in cash for each meeting of the Board of Directors attended. Additionally, Outside Directors who are members of a committee of the Board of Directors are paid $500 in cash for each committee meeting attended. An Outside Director who is a chairman of such a committee is paid an annual cash retainer of $2,500. All directors are reimbursed for out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors and meetings of Board committees.

                       STOCK OWNED BENEFICIALLY BY DIRECTORS, NOMINEES
                         AND CERTAIN EXECUTIVE OFFICERS

        The following table sets forth information regarding beneficial ownership of the Company's Common Stock as of the Record Date by: (i) each director or nominee for director of AIPC; (ii) certain executive officers; and
(iii) all directors and executive officers as a group.


                                                                                CLASS A COMMON STOCK
       NAME OF                                                                   BENEFICIALLY OWNED
BENEFICIAL OWNER(1)                             NUMBER                                PERCENT
-------------------                             ------                                -------
Horst W. Schroeder (2)(3)                     675,726                                 3.77%

Jonathan E. Baum (4)                           22,647                                     *

James A. Heeter (7)                             5,889                                     *

David Y. Howe                                      --                                    --

Robert H. Niehaus                               4,548                                     *

Mark C. Demetree                               11,086                                     *

John P. O'Brien                                 5,130                                     *

William R. Patterson                            5,630                                     *

Timothy S. Webster (3)(5)                     649,228                                 3.60%

David E. Watson  (3)(6)                       173,488                                     *

Norman F. Abreo  (3)                           72,217                                     *

Warren B. Schmidgall (3)(8)                    62,198                                     *

Richard C. Thompson                            11,990                                     *

All directors and executive                 1,876,877                                 9.91%
  officers as a group
  (21 persons)  (3)

-----------------------------
* Less than 1% of the outstanding Common Stock.

(1) Beneficial ownership is determined in accordance with the rules of the United States Securities and Exchange Commission (the "Commission"), but generally refers to either the sole or shared power to vote or dispose of the shares. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as otherwise indicated in a footnote to this table or as provided in the Stockholders Agreement (see "Certain Relationships and Related Transactions - Stockholders Agreement"), the persons in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2) The shares beneficially owned by Mr. Schroeder include 137,341 shares held by The Living Trust of Horst W. Schroeder, 11,406 shares held by The Living Trust of Gisela I. Schroeder for the benefit of Mr. and Ms. Schroeder, respectively, and members of their family, 3,066 shares held by Mr. Schroeder's daughter and 3,066 shares held by his son. Mr. Schroeder has voting power, but not investment power, with respect to all of these shares. Mr. Schroeder disclaims beneficial ownership of the shares held by The Living Trust of Gisela I. Schroeder.

(3) In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options and warrants held by that person that are currently exercisable or will become exercisable within 60 days of the Record Date are deemed beneficially owned by that person. Options that are currently exercisable or will become exercisable within 60 days of the Record Date to purchase shares of Common Stock as follows: Mr. Schroeder (526,979 shares), Mr. Webster (613,035 shares) Mr. Watson (122,866 shares), Mr. Abreo (72,217 shares), and Mr. Schmidgall (52,167 shares) and all executive officers and directors as a group (1,242,145 shares).

(4) Includes 13,083 shares held by Group Partners, L.P., 1,956 shares held by George K. Baum Holdings, Inc., 223 shares held by GKB Equity, Inc. and 1,776 shares held by Grandchild, L.P. As an officer and/or equity owner of the entities holding such shares, Mr. Baum may share voting power with respect to such shares. Mr. Baum also may be deemed to own beneficially 200 shares held by his wife, Sarah Baum, and 1,600 shares held by his wife, Sarah Baum, as custodian for their minor children. Mr. Baum disclaims beneficial ownership of such shares, except for the shares held by GKB Equity, Inc. and the shares held by George K. Baum Holdings, Inc.

(5) Includes 15,625 shares beneficially owned by Mr. Webster which are held in various trusts for the benefit of Mr. Webster's family members. Mr. Webster has voting power, but not investment power, with respect to all of such shares. Mr. Webster also may be deemed to own beneficially 4,600 shares held by his wife. Mr. Webster disclaims beneficial ownership of such shares.

(6)     Includes 750 shares held as custodian for his children.

(7) Mr. Heeter also may be deemed to own beneficially 745 shares held by his wife, Judith S. Heeter, and 300 shares held by his wife, Judith S. Heeter, as custodian for their minor children. Mr. Heeter disclaims beneficial ownership of such shares held by or for the benefit of his wife and children.

(8) Includes 31 shares held as custodian for his children and 2,000 shares held by his wife, Beth Schmidgall.

                             STOCK PERFORMANCE GRAPH

        The following graph shows the changes in value over the two fiscal years ending September 30, 1999 of an assumed investment of $100 in: (i) AIPC's Common Stock; (ii) a group of peer companies(1); and (iii) the stocks that comprise the Russell 2000 Index(2). The table following the graph shows the value of those investments as of September 30, 1999 and 2000. The value for the assumed investments depicted on the graph and in the table has been calculated assuming that any cash dividends are reinvested at the end of each quarter during the fiscal year paid. The closing price of the common Stock on the New York Stock Exchange on December 29, 2000 was $26.8125 per share.

                         AMERICAN ITALIAN PASTA COMPANY
                           RELATIVE MARKET PERFORMANCE
                            TOTAL RETURN FISCAL 2000


[graph omitted]



        Fiscal Year Ended   September 30,      September 30,      September 30,     September 30,
        -----------------   --------------     --------------     --------------    -------------
                                1997(3)             1998               1999              2000
                                -------             ----               ----              ----
           AIPC Total            $100              $145.83           $159.03           $106.60
             Return
        Peer Group Total         $100              $102.32            $92.98            $98.25
             Return
          Russell 2000           $100              $79.12             $94.21           $116.25
              Index
          Total Return

1. The peer group index is comprised of the following companies: Aurora Foods Inc; Dole Food Inc; Earthgrains Co; Flowers Inds Inc; International Home Foods Inc; Keebler Foods Co; McCormick & Co Inc; and Riviana Foods, Inc.

2. The Russell 2000 is an index prepared by Frank Russell Company, an independent company. The Russell 2000 reflects the change in weighted average market value for 2000 companies whose shares are traded on the New York Stock Exchange, American Stock Exchange and in the over-the-counter market. Information concerning Frank Russell Company and the Russell 2000 Index is available on the Internet at www.russell.com.

3.      AIPC Common Stock began trading publicly on October 8, 1997.

                             AUDIT COMMITTEE REPORT

        The Audit Committee has reviewed and discussed the audited financial statements of the Company with management and has discussed with Ernst & Young LLP, the company's independent auditors, the matters required to be discussed under Statements on Auditing Standards No. 61 ("SAS 61"). In addition, the Audit committee has received from Ernst & Young the written disclosures and the letter required to be delivered by Ernst & Young under Independence Standards Board Standard No. 1 ("ISB Standard No. 1") addressing all relationships between the auditors and the Company that might bear on the auditors' independence. The Audit committee has reviewed the materials received from Ernst & Young, has met with representatives of Ernst & Young to discuss the independence of the auditing firm, and has satisfied itself as to the auditors' independence.

        Based on the Audit Committee's review of the financial statements, its discussion with Ernst & Young regarding SAS 61, and the written materials provided by Ernst & Young under ISB Standard No. 1 and the related discussion with Ernst & Young of their independence, the Audit committee has recommended to the Board of Directors that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the fiscal year ended September 30, 2000, for filing with the Securities and Exchange Commission.

        On September 16, 1999, the Audit Committee presented to the Board, and the Board of Directors adopted, a written Charter for the Audit Committee. A copy of the Company's current Audit Committee Charter is attached to this Proxy Statement as Exhibit A.

THE AUDIT COMMITTEE.

               William R. Patterson
               James A. Heeter
               Jonathan E. Baum

                             MANAGEMENT COMPENSATION

                   COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

INTRODUCTION

        The Board of Directors' compensation policy is to reward exceptional performance by the Company's employees while providing reasonably competitive base compensation. The Compensation Committee is responsible for implementing this policy for the executive officers of the Company.

        The Committee evaluates the compensation packages of these executives at least annually. The Committee regularly discusses with independent compensation consultants both the composition and level of the compensation packages, and the Committee regularly informs the Board of the Committee's activities.

        In designing the compensation packages for the Company's executives, the Committee uses surveys, prepared by the compensation consultants, of the compensation practices for different job levels of other industrial companies with revenues of $1 billion or less. The Committee believes that those are the companies with which the Company most actively competes for executives. The job level for a position at AIPC and in the surveys is determined based upon the compensation consultants' analysis of the position's level of knowledge, accountability and problem solving (as contrasted to determining the job level based upon title). The use of job level analysis allows the Committee to compare more accurately the Company's compensation package for a particular executive with the market practices within the comparison market. The compensation consultants do not consider the financial performance of companies participating in the survey when comparing the Company's compensation packages to the market.

        The Committee's current compensation program has three primary components: base salary, annual incentives and long-term equity based incentives. The Committee's process of determining each of these components for the executives in general, and Mr. Webster in particular, is discussed below.

        Base Salary. The Committee initially sets an executive's base salary at the median of the range of base salaries indicated in the surveys, but may adjust the salary, in the Committee's discretion, upwards or downwards within a limited range around that point. The Committee considers the recommendations of the Chairman of the Board and the Chief Executive Officer when making any such adjustment. The Committee chooses the median of the base salary range so the Company's base salaries are competitive with the base salaries of other industrial companies. The Committee does not consider the financial performance of the Company in setting base salaries.

        Annual Incentives. The Committee uses annual incentives to focus executives on accomplishing specific objectives, both corporate and personal, that the Committee and Board believe are necessary to enhance the shorter-term performance of the Company. All executives participate in the annual cash incentive program administered by the Committee. Each of the various objectives, goals, targets and proportions related to determining the annual incentive is established by the Committee or agreed to with the executive prior to the period in which the performance is to be measured. The annual incentives are paid in cash or stock options or both. For fiscal 2000, executive officers and eligible members of senior management received their annual incentive bonus in cash.

        An executive's annual incentive payment is the result of a target annual incentive adjusted for the executive's personal performance and the financial performance of the Company. The Committee sets an executive's target annual incentive so that if earned, the executive's total cash compensation (base salary plus annual incentive) would be at the seventy-fifth percentile level of the range of total cash compensation indicated in the compensation survey for the job level. The Committee believes that this level is consistent with the Company's compensation policy of focusing on performance-based compensation.

        The personal performance component of the annual incentive is based upon the Committee's assessment of the executive's actual performance against specific corporate objectives for the executive and the executive's agreed upon personal goals. These corporate objectives vary among executives, but generally relate to corporate performance measures in the executive's area of responsibility. The personal goals also vary among executives, but generally focus on the key accountabilities defined in the job description. Each of these factors is given special weight in determining the executive's performance rating. The Committee may also, in its discretion, take into account other factors in determining an executive's overall personal performance rating. This performance rating is used to adjust the target annual incentive downward to nothing or upwards to 150 percent of the target annual incentive to arrive at the executive's potential annual incentive.

        Of the total potential annual incentive, 100 percent is based upon the executive's personal performance, but may be adjusted upward or downward based upon the actual financial performance of the Company. There is no further adjustment to the portion attributable to personal performance.

        The financial performance rating of the Company is based upon the comparison of the Company's actual earnings to a pre-established earnings target and range of earnings of the Company for the measurement period. No adjustment is made to the financial performance portion if the Company's earnings match the target, and none of the potential annual incentive relating to the financial performance of the Company is paid if the Company's earnings fall below the bottom of the range. If the Company's earnings fall below the earnings target but within the range, the financial performance portion is adjusted to 75 percent of its initial level. If the Company's earnings exceed the earning target, the financial performance portion is adjusted up to 125 percent of its initial level, depending on the size of the excess.

        Long-Term Equity Incentives. Equity incentives are a very important component of the Company's executive compensation program. Equity incentives are the most effective means known to the Committee of aligning an executive's interests with those of the stockholders and focusing the executive on creating long-term value for the Company's stockholders. Generally, all executives participate in the Company's equity incentives program. The Committee may, however, determine in its discretion to not award any equity incentives to certain executives. In making such a determination, the Committee will generally consider the executive's past performance and recommendations of the Chairman of the Board and Chief Executive Officer. No particular weighting is given to any of these factors.

        The Committee uses stock options with an exercise price equal to the value of the stock on the date of the option award as the Company's equity incentive because options do not reward the executive until all stockholders realize an increase in the value of their investment in the Company. The Committee sets the number of shares to be covered by any option awarded by equating the present value of the options (using an assumed appreciation and the cost of funds rates) to a target equity incentive level for the executive.

        The target equity incentive level is determined by setting target total direct compensation (base salary plus target annual and equity incentives) for a particular executive at the seventy-fifth percentile level of the range of values of the total direct compensation indicated in the compensation surveys for the job level. As with the annual incentives, the Committee believes this level is consistent with the Company's compensation policy of focusing on pay for performance.

        The Committee may then, in its discretion, adjust the target equity incentive level upwards or downwards within a limited range around the target level. The Committee does not generally consider any specific factors when making any adjustment to the target incentive level other than previously awarded equity incentives, the Committee's perception of the executive's contribution to the Company and the recommendations of the Chairman of the Board and the Chief Executive Officer. No particular weighting is given to these factors. The stock options awarded the Company's executives are intended to cover a five-year period. The options, therefore, become exercisable at a rate of twenty percent per year.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

        The Committee determines Mr. Webster's compensation package using the same methods as it uses for the other executives of the Company. For fiscal year 2000, the Committee set Mr. Webster's base salary at approximately the midpoint of the range of comparable salaries indicated on the surveys utilized. Mr. Webster's 2000 annual incentive performance objectives were based on the earnings of the Company and meeting all of his personal annual performance objectives. In establishing Mr. Webster's annual incentive compensation, the Committee sought to reward his outstanding performance in connection with the growth of production at the Kenosha facility, the completion of the Italian pasta manufacturing facility, as well as leading the Company in achieving record sales and earnings.

DEDUCTIBILITY OF COMPENSATION

        Section 162(m) of the Internal Revenue Code generally limits deductions by publicly held corporations for federal income tax purposes to $1 million of compensation paid to each of the executive officers listed in the corporation's summary compensation table unless such excess compensation is "performance based" as defined in Section 162(m). In order for compensation to qualify as "performance based," among other requirements, the performance goals must be set (and in the case of options, the options must be granted) by a compensation committee consisting solely of two or more outside directors (as defined in Section 162(m)). The Committee member who does not qualify as an "outside director" abstains from the vote on performance-based compensation and on the granting of options or other equity-based compensation. Based on a private letter ruling issued by the Internal Revenue Service ("IRS") in December 1997, the Committee believes that, with the non-outside director abstaining, the Committee qualifies as a compensation committee consisting solely of two or more outside directors (as defined in Section 162(m)), and that, accordingly, compensation arising from the exercise of non-qualified options granted by the Committee under the 1992 Plan, the 1993 Plan, and the 1997 Plan, as well as stock appreciation rights granted under the 1997 Plan will be tax-deductible by the Company. However, there can be no assurance of that result. While a private letter ruling is not binding on the IRS except with respect to the party to whom it is issued, it is instructive as to the thinking of the IRS at the time the letter was issued. Restricted Shares and Bonus Shares granted under the 1997 Plan will be subject to the limitations of Section 162(m).

        The Committee will review from time to time in the future the potential impact of Section 162(m) on the deductibility of executive compensation. However, the Committee intends to maintain the flexibility to take actions that it considers to be in the best interests of the Company and its stockholders and which may be based on considerations in addition to tax deductibility.

THE COMPENSATION COMMITTEE.

        John P. O'Brien
        Horst W. Schroeder
        Mark C. Demetree
        Robert H. Niehaus

SUMMARY COMPENSATION TABLE

        The Summary Compensation Table below shows certain information concerning the compensation paid by AIPC to the CEO and the Named Executive Officers during fiscal 2000 (based upon the total salary and bonus paid during fiscal 2000).

                                                                                  FISCAL                     LONG-TERM
                                                                                  PERIOD                   COMPENSATION
                                                                               COMPENSATION                    AWARDS
                                                                               ------------                    ------
                                                                                                    SECURITIES         ALL
NAME AND PRINCIPAL POSITION                          FISCAL                                         UNDERLYING        OTHER
---------------------------                          PERIOD        SALARY ($)       BONUS ($)         OPTIONS (#)   COMPENSATION
                                                     -------       ----------       ---------       ------------   --------------
Timothy S. Webster                                    2000           $417,373       $125,000 (1)     130,000       $6,330 (3)
     President and Chief Executive Officer            1999            361,677        162,000 (2)          --       5,732 (3)
                                                      1998            359,676        250,000         398,583        5,237 (3)

Horst W. Schroeder                                    2000            220,000         77,000 (1)     130,000          343 (4)
     Chairman of the Board                            1999            222,000         50,000 (2)           -          305 (4)
                                                      1998            272,000        125,000         275,942          260 (4)

David E. Watson                                       2000            204,398         32,500 (1)      26,600        5,556 (5)
     Executive Vice President - Operations Support    1999            190,935         66,836 (2)           -        5,383 (5)
     and Technology                                   1998            198,307         80,000          61,320        5,781 (5)

Norman F. Abreo                                       2000            194,604         38,000 (1)      27,000        4,513 (6)
     Executive Vice President - Operations            1999            182,604         64,800 (2)           -        5,845 (6)
                                                      1998            175,600         70,000          61,320        4,808 (6)

Warren B. Schmidgall                                  2000            194,376         38,000 (1)      67,500       46,849 (8)
     Executive Vice President and                     1999            164,308 (7)     56,420 (2)      50,000       53,378 (8)
     Chief Financial Officer                          1998                  -              -               -                       -

[FN]
(1) The fiscal year 2000 bonus structure was modified by the Compensation Committee to reflect the strategic significance of the Mueller acquisition on fiscal year 2000 and future years' results. Accordingly, the amounts indicated represent 50% of the fiscal year 2000 bonus potential and were paid in cash December 15, 2000. Additionally, in fiscal year 2001, the Compensation Committee authorized a second incentive payment equal to the cash bonus paid for fiscal year 2000, payable in the second quarter of fiscal year 2001 upon the successful completion and integration of the Mueller's acquisition.

(2) For the fiscal year 1999 bonus, the officers received a portion of their bonus in immediately vested stock options granted at fair market value on October 21, 1999. Options granted were as follows: Timothy S. Webster 50,000 shares, Horst W. Schroeder 50,000 shares, David E. Watson 3,300 shares, Norman F. Abreo 2,500 shares, and Warren B. Schmidgall 3,500 shares.

(3) Includes contributions on the officer's behalf to the American Italian Pasta Company Retirement Savings Plan in the amounts of $2,787, $5,307, and $4,875, in fiscal years 2000, 1999, and 1998, respectively, premiums paid by the Company on a life insurance policy in the amounts of $343, $425, and $362, in fiscal years 2000, 1999, and 1998, respectively, and premiums paid by the Company on a split dollar life insurance policy in the amounts of $3,200, $3,335, and $690 in fiscal years 2000, 1999, and 1998, respectively.

(4) Represents premiums paid by the Company on a life insurance policy for the benefit of the Named Executive Officer.

(5) Includes contributions on the officer's behalf to the American Italian Pasta Company Retirement Savings Plan in the amounts of $5,213, $4,955, and $5,481, in fiscal years 2000, 1999, and 1998, respectively, and premiums paid by the Company on a life insurance policy in the amounts of $343, $425, and $300, in fiscal years 2000, 1999, and 1998, respectively.

(6) Includes contributions on the officer's behalf to the American Italian Pasta Company Retirement Savings Plan in the amounts of $4,170, $5,420, and $4,552, in fiscal years 2000, 1999, and 1998, respectively, and premiums paid by the Company on a life insurance policy in the amounts of $343, $425, and $256, in fiscal years 2000, 1999, and 1998, respectively.

(7) Mr. Schmidgall's annual salary for fiscal year 1999 would have been $180,000, if he had been with the Company for the entire fiscal year. He joined the Company in October 1998.

(8) Includes contributions on the officer's behalf to the AIPC retirement savings plan in the amount of $3,951 in fiscal year 2000, and recruiting and relocation fees paid by the Company in the amounts of $42,555 and $53,318 in fiscal years 2000 and 1999, respectively, and premiums paid by the Company on a life insurance policy in the amount of $343 in fiscal 2000.

OPTION GRANTS IN FISCAL YEAR 2000

        The following table sets forth information with respect to the options granted by AIPC during fiscal 2000 to AIPC's Executive Officers named in the Summary Compensation Table above.


                                                                                                 POTENTIAL REALIZABLE VALUE
                                                                                                   AT ASSUMED ANNUAL RATES
                                                                                          OF STOCK PRICE APPRECIATION FOR OPTION
                                           INDIVIDUAL GRANTS                                           TERM (2)
                        ----------------------------------------------------------------------------------------------------------
                                            % OF TOTAL
                                              OPTIONS
                            SHARES           GRANTED TO
                           UNDERLYI           EMPLOYEES          EXERCISE
                            OPTIONS           IN FISCAL          PRICE PER    EXPIRATION
NAME                        GRANTED             2000             SHARE (1)       DATE             5%                  10%
----                        -------             ----             ---------       ----             --                  ---
Timothy S. Webster         100,000              11.6%             $25.00      10/21/09         $1,572,237          $3,984,356
                            30,000               3.5%             $18.50      09/28/10           $349,037            $884,527

Horst W. Schroeder         100,000              11.6%             $25.00      10/21/09         $1,572,237          $3,984,356
                            30,000               3.5%             $18.50      09/28/10           $349,037            $884,527

David E. Watson             23,300               2.7%             $25.00      10/21/09           $366,331            $928,355
                             3,300               0.4%             $18.50      09/28/10            $38,394             $97,298

Norman F. Abreo             22,500               2.6%             $25.00      10/21/09           $353,753            $896,480
                             4,500               0.5%             $18.50      09/28/10            $52,355            $132,679

Warren B. Schmidgall        23,500               2.7%             $25.00      10/21/09           $369,476            $936,324
                            44,000               5.1%             $18.50      09/28/10           $511,920          $1,297,306


[FN]
(1) The exercise price is based on the Fair Market Value at the date of the grant of the option. The options have various vesting periods, ranging from date of grant to five years, and the options terminate ten years from the date of grant, subject to earlier termination in certain conditions. The exercisability of the options is accelerated in the event of a change of control (as defined in the option agreements).

(2) The amounts shown as potential realizable values are based on assumed annualized rates of appreciation in the price of Common Stock of five percent and ten percent over the term of the options, as set forth in the rules of the Securities and Exchange Commission. Actual gains, if any, on stock option exercises are dependent upon the future performance of the Common Stock. There can be no assurance that the potential realizable values reflected in this table will be achieved.

AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2000 AND FISCAL YEAR-END
OPTION VALUES

The following table sets forth information with respect to the aggregate option exercises during fiscal 2000 by the named Executive Officers and the number and value of options held by such officers as of September 30, 2000.

                                                                         AT SEPTEMBER 30, 2000

                                                                   NUMBER OF                VALUE OF UNEXERCISED
                                                              UNEXERCISED OPTIONS         IN-THE-MONEY OPTIONS (1)
                                                              -------------------         ------------------------
                          SHARES
                          ACQUIRED          VALUE
NAME                  UPON EXERCISE (#)   REALIZED ($)  EXERCISABLE    UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
----                  -----------------   ------------  -----------    -------------    -----------     -------------

Timothy S. Webster               -               -       596,368        224,433         $3,635,849        $199,635

Horst W. Schroeder         118,681       2,768,828       514,479         65,000          1,986,258          10,313

David E. Watson             15,193         303,556       116,199         46,178            738,469           1,134

Norman F. Abreo             25,225         400,880        68,217         46,778            187,138           1,547

Warren B. Schmidgall             -               -        45,500         72,000             15,125          15,125

[FN]
(1) Based on the price of the Company's common stock at the close of business on Friday, September 29, 2000 and the exercise price of the options.

Employment Agreements, Severance of Employment Agreements and Change of Control Arrangements with Named Executive Officers

------------------------------------------

EMPLOYMENT AGREEMENTS

        MR. WEBSTER. Mr. Webster entered into an employment agreement with the Company effective October 8, 1997 and terminating September 30, 2002. Under the agreement, Mr. Webster is entitled to an annual base salary of $330,000, subject to annual adjustment by the Board. Mr. Webster is also eligible to receive annual bonuses at the discretion of the Board under the Company's Salaried Bonus Plan (the "Bonus Plan"). On the effective date of his employment agreement, Mr. Webster was granted options to purchase shares of Common Stock equal to 3 percent of the shares of Common Stock outstanding immediately prior to AIPC's initial public offering of the Common Stock on October 8, 1997 (the "Offering"), on a fully diluted basis, at an exercise price of $18.00 per share. If Mr. Webster's employment is terminated without cause, due to his disability or if he resigns for good reason, he is to receive payments equal to two times his then current base salary and bonus. Mr. Webster has agreed not to compete with the Company for two years after termination of employment, subject to the receipt by Mr. Webster of certain severance payments, in some cases at the election of the Company. All stock options awarded to Mr. Webster will vest (i) immediately upon a termination of his employment without cause or his resignation for good reason; (ii) if the employment agreement expires and the Company does not offer Mr. Webster a new agreement on terms no less favorable than those in the current agreement; or (iii) upon a change of control (as defined in the agreement).

        MR. SCHROEDER. Mr. Schroeder entered into an employment agreement with the Company effective October 9, 1997 and terminating October 8, 2000. Mr. Schroeder entered into an amendment to his employment agreement with the Company effective October 1, 1999, which, among other things, extends the term of the agreement to September 30, 2003. Under the agreement, as amended, Mr. Schroeder will serve as Chairman of the Board and is entitled to receive base compensation of $4,000 per day of service to the Company, subject to a minimum payment of $120,000 per year. Mr. Schroeder is eligible to participate in the Company's Bonus Plan. If Mr. Schroeder terminates his agreement for good reason, including a "change of control" as defined in the Shareholders Agreement, dated October 30, 1992 by and among the Company and its stockholders, he is entitled to receive payment of all unpaid amounts due for service rendered, as well as an additional amount equal to the unpaid balance due for the remainder of the term of the agreement and an additional payment equal to $2,000 multiplied by the number of days of service remaining under the term, which in no event shall be more than 30 days during any calendar year. In addition, upon termination of employment for good reason, the unvested portion of Mr. Schroeder's options under the Company's stock option plans will become immediately vested. Mr. Schroeder has agreed not to compete with the Company for a period of two years after termination of his employment.

        MESSRS. WATSON AND ABREO. Messrs. Watson and Abreo entered into employment agreements with the Company effective October 9, 1997 and terminating October 8, 2000. Messrs. Watson and Abreo have entered into amendments to their employment agreements with the Company effective September 30, 1999, which, among other things, extend the term of the agreements to September 30, 2002. Such agreements are, as amended, renewable automatically for a two-year period thereafter, and after such two-year period, for successive one-year terms, unless the Company gives the employee at least six months' prior written notice of nonrenewal. The agreements entitle Messrs. Watson and Abreo to annual base salaries of $180,000 and $160,000, respectively (subject to annual merit increase reviews by the Board of Directors), and annual bonuses at the discretion of the Board of Directors in accordance with the terms of the Bonus Plan. In the event of termination of employment without cause or resignation for good reason, or in the event their employment is terminated by the Company without cause within six months after a change of control, Messrs. Watson and Abreo are each entitled to the greater of (i) one-year's annual base salary and bonus or (ii) annual base salary and bonus for the remainder of the initial employment term under their respective employment agreements. The employment agreements also contain eighteen month covenants not to compete after any termination of employment. All stock options awarded to each of Messrs. Watson and Abreo will vest immediately upon (i) resignation for good reason or (ii) a change of control of the Company.

        MR. SCHMIDGALL. Mr. Schmidgall entered into an employment agreement with the Company effective September 30, 1999 and terminating September 30, 2002. Such agreement is renewable automatically for successive one-year terms, unless the Company gives Mr. Schmidgall at least six months' prior written notice of nonrenewal. Under the agreement, Mr. Schmidgall is entitled to an annual salary of $180,000, subject to annual adjustment by the Board. Mr. Schmidgall is also eligible to receive annual bonuses at the discretion of the Board under the Company's Bonus Plan. If Mr. Schmidgall's employment is terminated without cause or if he resigns for good reason, he is to receive payments equal to one year's annual base salary and bonus. If Mr. Schmidgall is terminated without cause within six months following a change of control of the Company, he is entitled to his base salary and bonus for a period of one year following such termination. Mr. Schmidgall has agreed not to compete with the Company for eighteen months after termination of employment. All stock options awarded to Mr. Schmidgall will vest (i) immediately upon a termination by employee for good reason; and (ii) upon a change of control (as defined in the agreement).

SALARIED BONUS PLAN

        The Company maintains the Bonus Plan for certain salaried employees of the Company, including the Named Executive Officers. The Bonus Plan permits these employees to earn cash performance bonus awards of up to a percentage of their respective salaries as determined by the Board of Directors, or by management on the Board's behalf. The amount of any bonus is based upon the Company's performance and the individual performance of such participant. For fiscal 1999, eligible members of senior management received a portion of their annual incentive bonus in the form of vested stock options granted at fair market value.

OTHER CHANGE OF CONTROL ARRANGEMENTS

        In addition to the change of control arrangements set forth in the named executive officers' employment agreements, the Company has certain other such arrangements with these officers.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

STOCKHOLDERS AGREEMENT

        Effective April 7, 1998, the Company, the "Morgan Stanley Stockholders" (which are the MSLEF, MSCP and certain funds affiliated with MSCP), Citicorp, affiliated entities of George K. Baum & Company ("GKB"), and Messrs. Schroeder, Thompson, Webster, Watson, Abreo and Potter and certain other stockholders of the Company (collectively, the "Existing Stockholders") amended their existing stockholders agreement, which sets forth certain rights and obligations of such Existing Stockholders. The amended Stockholders Agreement provides that until December 31, 2000, the Management Stockholders (as defined in the agreement) may sell or pledge only a limited number of shares of Common Stock.

        The amended Stockholders Agreement also grants Citicorp certain demand registration rights. In addition, the Existing Stockholders are entitled, subject to certain limitations, to register shares of Common Stock in connection with certain registration statements filed by the Company for its own account or the account of its stockholders. The amended Stockholders Agreement contains customary terms and provisions with respect to, among other things, registration procedures and certain rights to indemnification granted by the parties thereunder in connection with any such registration.

FINANCIAL ADVISORY SERVICES

        Since 1994, the Company has paid fees to George K. Baum & Company's Investment Banking Division for investment banking and financial advisory services and has paid George K. Baum & Company Professional Investment Advisors Division fees for investment advice provided with respect to the AIPC 401(k) Plan. Jonathan E. Baum, a Director of the Company, owns all voting shares of George K. Baum Holdings, Inc., which owns 100 percent of George K. Baum & Company.

MANAGEMENT INDEBTEDNESS

        The Company loaned funds to certain of its officers including Mr. Watson to purchase shares of Common Stock at prices ranging between $4.92 and $7.02 per share. Each loan was evidenced by a promissory note bearing interest at the then applicable federal rate and payable in equal installments over three years. The table below sets forth the aggregate number of shares purchased with funds loaned by the Company, the original aggregate loan amount, and the aggregate loan balance as of September 30, 2000 for those officers whose loan balances exceeded $60,000 during fiscal year 2000.

                    Number of       Highest Loan Balance          Balance at
Executive Officer    Shares       During 2000 Fiscal Year    September 30, 2000
-----------------    ------       -----------------------    ------------------
David E. Watson      14,269               $60,602                 $60,602


EXPENSE REIMBURSEMENT AGREEMENT

        The Company entered into an agreement with HWS & Associates, Inc. ("HWS") effective October 1, 1999 pursuant to which the Company agreed to reimburse HWS for certain costs and expenses incurred by HWS in connection with supporting the activities of Horst W. Schroeder as an employee and Chairman of the Board of the Company and the activities of other employees of the company. Mr. Schroeder, a Director and the Chairman of the Board of the Company, owns HWS and serves as its President. Pursuant to this agreement, on a quarterly basis, beginning October 1, 1999 and continuing during the term of Mr. Schroeder's employment by the Company, HWS will invoice the Company in advance for reimbursement of such expenses, and will be reimbursed for such expenses in the amount of $18,750 per quarter. In fiscal 2000, the Company paid Mr. Schroeder $56,250 under this agreement.

                     PROPOSAL 2 - RATIFICATION OF THE BOARD OF DIRECTORS'
                        SELECTION OF INDEPENDENT AUDITORS

        The Audit Committee has recommended, and the Board of Directors has selected, the firm of Ernst & Young LLP as AIPC's independent auditors to examine the consolidated financial statements of AIPC for fiscal year 2001. Ernst & Young served as AIPC's independent auditors for fiscal year 2000. No relationship exists between AIPC and Ernst & Young LLP other than that of independent auditors and client.

        AIPC is seeking its stockholders' ratification of the Board of Directors' selection of AIPC's independent auditors even though AIPC is not legally required to do so. If AIPC's stockholders ratify the Board of Directors' selection, the Board of Directors nonetheless may, in their discretion, retain another independent auditing firm at any time during the year if the Board of Directors feels that such change would be in the best interest of AIPC. Alternatively, in the event that this proposal is not approved by stockholders, the Audit Committee and the Board may re-evaluate their decision.

        One or more representatives of Ernst & Young LLP will be present at the Annual Meeting and will have the opportunity to make a statement, if desired, and to respond to appropriate questions by stockholders.

        As explained further under "Voting," approval of this proposal requires the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting that are entitled to vote on the proposal, assuming a quorum.

                       YOUR BOARD RECOMMENDS THAT YOU VOTE
                                      "FOR"
                     RATIFICATION OF THE BOARD OF DIRECTORS'
                         SELECTION OF ERNST & YOUNG LLP

             PROPOSAL 3 - APPROVAL OF AMERICAN ITALIAN PASTA COMPANY
                           2000 EQUITY INCENTIVE PLAN

        The Company is asking stockholders to approve the proposed 2000 Equity Incentive Plan. The 2000 Equity Incentive Plan (the "2000 Plan") is designed to attract, motivate and retain officers, directors and employees of the Company and to further the growth and financial success of the Company and its affiliates by aligning the interests of such persons through ownership with the interests of the Company stockholders. The 2000 Plan replaces the Company's existing 1997 Equity Incentive Plan. The 1997 Equity Incentive Plan (the "1997 Plan") provided for the grant of 2,000,000 shares of Class A Convertible Common Stock (the "Common Stock"), of which 1,893,174 shares have been issued or are the subject of existing awards as of December 12, 2000. No future awards will be granted under the 1997 Plan after stockholder approval of the 2000 Plan. In order to continue to further the purposes of the Company above, the Company has determined that a new incentive plan should be adopted.

Description of the 2000 Equity Incentive Plan

        The following paragraphs provide a summary of the principal features of the 2000 Plan and its operation. The following summary is qualified in its entirety by reference to the 2000 Plan, a copy of which is attached as Exhibit B hereto.

Administration of the 2000 Equity Incentive Plan

        The Board of Directors adopted the 2000 Plan on December 12, 2000. The 2000 Plan is administered by the Compensation Committee (the "Committee") of the Board of Directors. If the Board of Directors determines it advisable, the members of the Committee must qualify as "non-employee directors" under Rule 16b-3 under the Securities Exchange Act of 1934, and as "outside directors" under section 162(m) of the Internal Revenue Code, as amended (for purposes of qualifying amounts received under the 2000 Plan as "performance-based compensation" under section 162(m)). Currently, the Compensation Committee consists of Horst W. Schroeder, Robert H. Niehaus, John P. O'Brien, and Mark C. Demetree.

        Subject to the terms of the 2000 Plan, the Committee has the sole discretion to determine the persons who shall be granted awards under the 2000 Plan ("Awards"), the size and types of such Awards, and the terms and conditions of such Awards. The Committee may delegate its authority to grant and administer Awards to a separate committee appointed by the Committee, provided such delegation would not jeopardize qualification under Rule 16b-3 or section 162(m).

Shares Subject to Awards

        The 2000 Plan sets aside 1,000,000 shares of Common Stock for issuance as Awards plus any shares which remain available under the 1997 Plan or which become available through forfeiture or cancellation. No future awards will be granted under the 1997 Plan after stockholder approval of the 2000 Plan. If Awards granted under the 2000 Plan expire, are cancelled or lost for any reason, shares subject to such Awards again become available for issuance under the 2000 Plan. If shares are delivered to the Company by a participant as payment of the exercise price of an option or for withholding of taxes, such number of shares shall also be available for issuance under the 2000 Plan.

Eligibility to Receive Awards

        Officers, directors, employees and consultants of the Company and its affiliates (i.e., any corporation or other entity controlling, controlled by or under common control with the Company) are eligible to be selected to receive one or more Awards.

Options

        The Committee may grant nonqualified stock options, incentive stock options ("ISOs," which are entitled to favorable tax treatment), or any combination thereof. The number of shares covered by each option will be determined by the Committee, but during any fiscal year of the Company, no participant may be granted options for more than 500,000 shares.

        The exercise price of each option is set by the Committee, and may be less than 100% of the fair market value of the Common Stock on the date of grant, if the option is a nonqualified option. The exercise price of an ISO must be at least 110% of the fair market value if the participant, on the grant date, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company and any of its subsidiaries. Also, the aggregate fair market value of the shares (determined on the grant date) covered by ISOs which first become exercisable by any participant during any calendar year may not exceed $100,000.

        The exercise price of each option must be paid in full at the time of exercise. The Committee may permit payment through the tender of shares of Common Stock then owned by the participant, or by any other means that the Committee determines to be consistent with the 2000 Plan's purpose. Any taxes required to be withheld must be paid by the participant at the time of exercise.

        Options become exercisable at the times and on the terms established by the Committee. Options expire at the times established by the Committee, but generally not later than 10 years after the date of grant. The Committee may extend the maximum term of any option granted under the 2000 Plan, subject to the preceding limits.

        The 2000 Plan authorizes the Committee, in connection with the grant of an option, to provide that a participant may receive an additional option (a "reload option") if a participant satisfies the exercise price of the original option, or pays withholding taxes, by delivery of shares of Common Stock which the participant has held for at least six months and has not received any other reload option in the six months prior to the exercise. The reload option will be for the number of shares tendered to pay the exercise price or any tax withholding and will have an exercise price of not less then the fair market value of the Common Stock on the date of grant. The Committee may place such other restrictions on the reload option as it sees fit. Reload options will not be granted in connection with an option which has been transferred by the initial participant.

Stock Appreciation Rights ("SARs")

        The Committee determines the terms and conditions of each SAR. SARs may be granted in conjunction with an option, or may be granted on an independent basis. The number of shares covered by each SAR will be determined by the Committee, but during any fiscal year of the Company, no participant may be granted SARs for more than 500,000 shares.

        Upon exercise of a SAR, the participant will receive payment from the Company in an amount determined by multiplying (1) the positive difference between (a) the fair market value of a share of Common Stock on the date of exercise, and (b) the exercise price, by (2) the number of shares with respect to which the SAR is exercised. Thus, a SAR will have value only if the Common Stock appreciates in value after the date of grant.

        SARs are exercisable at the times and on the terms established by the Committee. Proceeds from SAR exercises may be paid in cash or shares of the Common Stock, as determined by the Committee. SARs expire at the times established by the Committee, but are subject to the same maximum time limits as are applicable to options granted under the 2000 Plan.

Restricted Stock Awards

        Restricted stock awards are shares of the Common Stock that vest in accordance with terms established by the Committee. The number of shares of restricted stock (if any) granted to a participant will be determined by the Committee, but during any fiscal year of the Company, no participant may be granted more than 500,000 shares.

        In determining the vesting schedule for each Award of restricted stock, the Committee may impose whatever conditions to vesting as it determines to be appropriate. For example, the Committee may (but is not required to) provide that restricted stock will vest only if one or more performance goals are satisfied. In order for the Award to qualify as "performance-based" compensation under section 162(m) of the Internal Revenue Code, as amended, the Committee must use one or more of the following measures in setting the performance goals:
(1) earnings (either in the aggregate or on a per share basis), (2) net income (before or after taxes), (3) operating income, (4) cash flow, (5) return measures (including return on assets, equity or sales), (6) earnings before or after taxes, and before or after depreciation and amortization, (7) gross revenues, (8) share price (including growth measures and total stockholder return or attainment by the shares of a specified volume for a specified period of time), (9) reductions in expense levels, (10) net economic value; or (11) market share. These performance measures are set forth in the 2000 Plan. The Committee may apply the performance measures on a corporate or business unit basis, as deemed appropriate in light of the participant's specific responsibilities. The Committee may, in its sole discretion, accelerate the time at which any restriction lapses or remove any restriction.

Performance Unit Awards and Performance Share Awards

        Performance unit awards and performance share awards are not actual shares of stock, but rather are amounts credited to a account established for the participant. A performance unit has an initial value that is established by the Committee at the time of its grant. A performance share has an initial value equal to the fair market value of a share of the Common Stock on the date of grant. The number of performance units or performance shares (if any) granted to a participant will be determined by the Committee, but during any fiscal year for the Company, no participant may be granted more than 250,000 performance shares or performance units having an initial value greater than the value of 250,000 shares.

        Whether a performance unit or performance share actually will result in a payment to a participant will depend upon the extent to which performance goals established by the Committee are satisfied. The applicable performance goals will be determined by the Committee. In particular, the 2000 Plan permits the Committee to use the same performance goals as are discussed above with respect to restricted stock. The Committee may, in its sole discretion, waive any performance goal requirement.

        After a performance unit or performance share award has vested (that is, after the applicable performance goal or goals have been achieved), the participant will be entitled to receive a payout of cash,

Common Stock, or any combination thereof, as determined by the Committee. Unvested performance units and performance shares will be forfeited upon the earlier of the recipient's termination of employment or the date set forth in the Award agreement.

Nontransferability of Awards

        Unless otherwise provided by the Committee in an Award agreement, Awards granted under the 2000 Equity may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution.

Change in Control

        Transactions resulting in a change to our corporate structure, such as a merger, reorganization, consolidation, stock dividend or stock split, may change the class and number of shares subject to the plan and to outstanding awards. In that event, the Committee will appropriately adjust the plan as to the class and maximum number of shares subject to the Plan. The committee will also adjust the outstanding awards as to the class, number of shares and price per share subject to such awards.

        Upon a change in control of the Company, all awards will generally become immediately exercisable, unless the Committee declares that the event does not constitute a change in control for purposes of qualifying for pooling-of-interests accounting. If there is a sale of substantially all of the assets of, or a merger involving, the Company, the Committee may require the surviving entity to either assume or replace outstanding Awards under the 2000 Plan. Otherwise, the Awards will fully vest and become immediately exercisable for a period of 25 days.

Tax Aspects

        The following discussion is intended to provide an overview of the U.S. federal income tax laws which are generally applicable to Awards granted under the 2000 Plan as of the date of this Proxy Statement. People or entities in differing circumstances may have different tax consequences, and the tax laws may change in the future. This discussion is not to be construed as tax advice.

        A recipient of a stock option or SAR will not have taxable income on the date of grant. Upon the exercise of nonqualified options and SARs, the participant will recognize ordinary income equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. Any gain or loss recognized upon any later disposition of the shares generally will be capital gain or loss, if held for more than 12 months after exercise.

        Purchase of shares upon exercise of an ISO will not result in any taxable income to the participant, except for purposes of the alternative minimum tax. Gain or loss recognized by the participant on a later sale or other disposition either will be long-term capital gain or loss or ordinary income, depending upon how long the participant holds the shares. Any ordinary income recognized will be in the amount, if any, by which the lesser of (1) the fair market value of such shares on the date of exercise, or (2) the amount realized from the sale, exceeds the exercise price.

        Upon grant of restricted stock, a performance unit or a performance share, the participant will not have taxable income unless he or she elects to be taxed. Absent such election, upon vesting the participant will recognize ordinary income equal to the fair market value of the shares or units at such time.

        The Committee may permit participants to satisfy tax withholding requirements in connection with the exercise or receipt of an Award by (1) electing to have the Company withhold otherwise deliverable shares, or (2) delivering to the Company then owned shares having a value equal to the amount required to be withheld.

        The Company will be entitled to a tax deduction for an Award in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. In addition, Internal Revenue Code section 162(m) contains special rules regarding the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of the other four most highly compensated executive officers. The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1 million. The Company can preserve the deductibility of certain compensation in excess of $1 million, however, if the Company complies with conditions imposed by section 162(m). The 2000 Plan has been designed to permit the Committee to grant Awards which satisfy the requirements of section 162(m).

Amendment and Termination of the 2000 Equity Incentive Plan

        The Board generally may amend or terminate the 2000 Plan at any time and for any reason.

                               VOTING AND PROXIES

        Stockholders at the Annual Meeting will consider and vote upon: (1) the election of three directors; (2) ratification of the Board of Directors' selection of Ernst & Young LLP to serve as AIPC's independent accountants for fiscal year 2001; (3) approval of American Italian Pasta Company 2000 Equity Incentive Plan and (4) such other matters as may properly come before the Annual Meeting or any adjournment thereof. Stockholders do not have dissenters' rights of appraisal in connection with any of these matters. Each of these matters has been proposed by the Board of Directors and none of them is related to or contingent on the other.

        Only the holders of AIPC's Common Stock of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. On that date, AIPC had outstanding 17,400,238 shares of Common Stock eligible to be voted at the Annual Meeting.

        The Common Stock constitutes AIPC's only class of voting securities outstanding and will vote as a single class on all matters to be considered at the Annual Meeting. Each holder of Common Stock is entitled to cast one vote for each share of Common Stock held on the Record Date on all matters. Stockholders do not have the right to vote cumulatively in the election of directors.

        In order for any of the proposals to be approved at the Annual Meeting (other than the election of directors) by the stockholders, a quorum, consisting of the holders of a majority of the shares of Common Stock entitled to vote, must be present and a majority of such quorum must be affirmatively voted for approval. The shares of Common Stock of each stockholder entitled to vote at the Annual Meeting who is present, either in person or through a proxy, are counted for purposes of determining whether there is a quorum, regardless of whether the stockholder votes such shares. The directors are elected by an affirmative vote of the plurality of a quorum of shares of Common Stock present at the Annual Meeting that are entitled to vote.

        Voting ceases when the chairman of the Annual Meeting closes the polls. The votes are counted and certified by inspectors appointed by the Board of Directors of AIPC in advance of the Annual Meeting. In determining the percentage of shares that have been affirmatively voted for a particular proposal (other than the election of directors), the affirmative votes are measured against the votes for and against the proposal plus the abstentions from voting on the proposal. A stockholder may abstain from voting on any proposal other than the election of directors, and shares for which the holders abstain from voting are not considered to be votes affirmatively cast. Abstaining will, thus, have the effect of a vote against a proposal. With regard to the election of directors, a stockholder may cast votes in favor of a candidate or withhold his or her votes; votes that are withheld will be excluded entirely from the vote and will have no effect.

        Under the rules of the New York Stock Exchange, Inc. (the "NYSE"), member stockbrokers who hold shares of Common Stock in the broker's name for customers are required to solicit directions from those customers on how to vote such shares. In the absence of any such instructions, the stockbrokers may vote shares of Common Stock on certain proposals. The Staff of the NYSE, prior to the Annual Meeting, informs the brokers of those proposals upon which the brokers are entitled to vote the undirected shares.

        When a stockbroker does not vote, it is referred to as a "broker non-vote" (customer-directed abstentions are not broker non-votes). Broker non-votes generally do not affect the determination of whether a quorum is present at the Annual Meeting because in most cases some of the shares held in the broker's name have been voted on at least some proposals, and therefore, all of such shares are considered present at the Annual Meeting. Under applicable law, a broker non-vote will have the same effect as a vote against any proposal other than the election of directors and will have no effect on the outcome of the election of directors.

        Stockholders who return a properly executed proxy are appointing the Proxy Committee to vote their shares of Common Stock covered by the Proxy. That Committee has three members whose names are listed on the accompanying proxy card, each of whom is a director or executive officer of AIPC. A stockholder wishing to name as his or her proxy someone other than the Proxy Committee designated on the proxy card may do so by crossing out the names of the designated proxies and inserting the name of such other person. In that case, it will be necessary for the stockholder to sign the proxy card and deliver it directly to the person so named and for that person to be present in person and vote at the Annual Meeting. Proxy cards so marked should NOT be mailed to AIPC.

        The Proxy Committee will vote the shares of Common Stock covered by a proxy in accordance with the instructions given by the stockholders executing such proxies. If a properly executed and unrevoked proxy solicited hereunder does not specify how the shares represented thereby are to be voted, the Proxy Committee intends to vote such shares FOR the election as directors of the persons nominated by management, FOR ratification of the Board of Directors' selection of Ernst & Young LLP to serve as AIPC's independent auditors for fiscal year 2001, FOR approval of the Company's 2000 Equity Incentive Plan and in accordance with their discretion upon such other matters as may properly come before the Annual Meeting.

        A stockholder may revoke a valid proxy with a later-dated, properly executed proxy or other writing delivered to the Corporate Secretary of AIPC at any time before the polls for the Annual Meeting are closed. Attendance at the Annual Meeting will not have the effect of revoking a valid proxy unless the stockholder delivers a written revocation to the Corporate Secretary before the proxy is voted. Stockholders whose shares are held by a broker will have to contact the broker to determine how to revoke a proxy solicited through the broker.

401(K) PLAN PARTICIPANTS

        Participants in the American Italian Pasta Company Retirement Savings Plan (the "401(k) Plan") are provided a separate voting instruction card (accompanying this Proxy Statement) to instruct the trustee of the 401(k) Plan how to vote the shares of Common Stock held on behalf of such participant. The 401(k) Plan trustee is required under the trust agreement to vote the shares in accordance with the instructions indicated on the voting instruction card. If the voting instruction card is not returned, the trustee is required under the applicable trust agreement to vote such shares, as well as any unallocated shares, in the manner directed by a committee designated under the plan. The voting instruction card should be returned directly to the trustee in the envelope provided AND SHOULD NOT BE RETURNED TO AIPC. The mailing address of the trustee is George K. Baum Trust Company, Twelve Wyandotte Plaza, 120 West 12th Street, Suite 850, Kansas City, Missouri 64105. 401(k) Plan participants who wish to revoke a voting instruction card will need to contact the trustee and follow its procedures.

        Confidentiality of Voting of 401(k) Plan Participants. Under the terms of the 401(k) Plan trust agreement, the trustee is required to establish procedures to ensure that the instructions received from participants are held in confidence and not divulged, released or otherwise utilized in a manner that might influence the participants' free exercise of their voting rights.

                             PRINCIPAL STOCKHOLDERS

        The following table sets forth certain information regarding beneficial ownership of the Common Stock as of the Record Date by each person who is known by the Company to own beneficially more than 5 percent of the outstanding shares of Common Stock. Beneficial ownership is generally either the sole or shared power to vote or dispose of the shares. The percentage ownership is based on the number of shares outstanding as of the Record Date. Except as otherwise noted, the holders have sole voting and dispositive power.

                                                                   Class A Common Stock

                                                          Shares                     Beneficially Owned
Name and Address of Beneficial Owner                      Number                        Percent (1)
------------------------------------                      ------                        -----------
FMR Corp., Edward C. Johnson 3d                        2,204,200(2)                        12.67%
     and Abigail P. Johnson (2)
     82 Devonshire Street
     Boston, MA

Citicorp Venture Capital Ltd. (3)                      1,047,298(3)                        6.02%
     399 Park Avenue
     New York, NY 10043

Lazard Freres & Co., LLC (4)                           1,654,854(4)                        9.51%
     30 Rockefeller Plaza
     New York, NY 10020

Pilgrim Baxter & Assoc. Ltd. (5)                       1,140,800(5)                        6.56%
     825 Duportail Road
     Wayne, PA 19087

Waddell & Reed  Investment  Management  Co. (6)        1,332,600(6)                        7.66%
     6300 Lamar Avenue
     Shawnee Mission, KS 66201

T. Rowe Price Associates, Inc. (7)                      935,300(7)                         5.38%
     100 E. Pratt Street
     Baltimore, MD 21202

[FN]
(1) Beneficial ownership is determined in accordance with the rules of the Commission. In computing the number and percentage of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options and warrants held by that person that are currently exercisable or will become exercisable within 60 days of the Record Date are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person.

(3) Based on an amended Schedule 13G dated March 24, 2000 filed jointly by Citicorp Venture Capital Ltd., Citibank, N.A., Citicorp and Citigroup Inc. (the "Citicorp Companies"). The shares beneficially owned by the Citicorp Companies include 157,103 shares held by an affiliate of Citicorp Venture Capital Ltd. The Citicorp Companies share voting and dispositive power.

(4)  Based on an amended Schedule 13G dated January 7, 2000. According to such
     Schedule 13G, Lazard Freres & Co, LLC has sole voting power with respect to 1,345,914 shares.

(5)  Based on an amended Schedule 13G dated January 7, 2000. According to such
     Schedule 13G, Pilgram Baxter & Associates, Ltd. has sole voting power with respect to 992,000 shares.

(6)  Based on an amended Schedule 13G dated April 7, 2000.

(7) Based on a Schedule 13G dated February 3, 2000. According to such schedule 13G, T. Rowe Price Associates, Inc. has sole voting power with respect to 85,700 shares and sole power to dispose of 935,300 shares.

                              STOCKHOLDER PROPOSALS

        To be properly brought before the Annual Meeting, a proposal must be either (i) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or
(iii) otherwise properly brought before the meeting by a stockholder.

        If a holder of AIPC Common Stock wishes to present a proposal, other than the election of a director, in AIPC's Proxy Statement for next year's annual meeting of stockholders, such proposal must be received by AIPC on or before August 30, 2001. Such proposal must be made in accordance with the applicable laws and rules of the Securities and Exchange Commission and the interpretations thereof. Any such proposal should be sent to the Corporate Secretary of AIPC at 4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri 64116.

        In order for a stockholder proposal that is not included in AIPC's Proxy Statement for next year's annual meeting of stockholders to be properly brought before such meeting, such proposal must be delivered to the Corporate Secretary and received at AIPC's executive offices no earlier than November 10, 2001 and no later than December 9, 2001 (assuming a meeting date of February 7, 2002) and such proposal must also comply with the procedures outlined below, which are set forth in AIPC's By-laws. The determination that any such proposal has been properly brought before such meeting is made by the officer presiding over such meeting.

DIRECTOR NOMINATIONS

        With respect to stockholder nominations of candidates for AIPC's Board of Directors, AIPC's Bylaws provide that not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting of stockholders (provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, the Nomination Notice (as defined below) by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting is mailed or such public disclosure of the date of the annual meeting is made, whichever first occurs), any stockholder who intends to make a nomination at the Election Meeting shall deliver a notice in writing (the "Nomination Notice") to the Secretary of AIPC at its principal executive offices setting forth (a) as to each nominee whom the stockholder proposes to nominate for election as a director, (i) the name, date of birth, business address and residence address of such individual, (ii) the business experience during the past five years of such nominee, including his or her principal occupations and employment during such period, the name and principal business of any corporation or other organization in which such occupations and employment were carried on, and such other information as to the nature of his or her responsibilities and level of professional competence as may be sufficient to permit assessment of his or her prior business experience, (iii) whether the nominee is or ever has been at any time a director, officer or owner of 5 percent or more of any class of capital stock, partnership interests or other equity interest of any corporation, partnership or other entity, (iv) any directorships held by such nominee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, as amended, (v) whether, in the last five years, such nominee has been convicted in a criminal proceeding or has been subject to a judgment, order, finding, decree or proceeding which may be material to an evaluation of the ability or integrity of the nominee, and (vi) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (b) as to the Person submitting the Nomination Notice and any Person acting in concert with such Person, (i) the name and business address of such Person, (ii) the name and addresses of such Person as they appear on the Corporation's books,
(iii) the class and number of shares of the Corporation that are beneficially owned by such Person, (iv) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. A written consent to being named in a proxy statement as a nominee, and to serve as a director if elected, signed by the nominee, shall be filed with the Nomination Notice.

MATTERS OTHER THAN DIRECTOR NOMINATIONS

        AIPC's Bylaws provide that, in addition to any other applicable requirements, for a proposal to be properly brought before the meeting by a stockholder, (a) the stockholder must have been a stockholder of record on the date of the giving of the notice of the Stockholder Proposal (as defined below) and on the record date for the determination of stockholders entitled to vote at such meeting; and (b) such stockholder has filed a written notice (a "Proposal Notice") setting forth with particularity (i) the names and business addresses of the proponent and all persons or entities (collectively, the "persons" and, singularly, a "person") acting in concert with the proponent; (ii) the name and address of the proponent and the persons identified in clause (i), as they appear on the Corporation's books (if they so appear); (iii) the class and number of shares of AIPC beneficially owned by the proponent and the persons identified in clause (i); (iv) a description of the Stockholder Proposal containing all material information relating thereto; and (v) such other information as the Board of Directors reasonably determines is necessary or appropriate to enable the Board of Directors and stockholders of AIPC to consider the Stockholder Proposal; and (c) the Proposal Notices must be delivered to the Secretary and received at the principal executive offices of AIPC (1) in the case of an annual meeting, not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting of stockholders; PROVIDED, HOWEVER, that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, the Proposal Notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting is mailed or such public disclosure of the date of the annual meeting is made, whichever first occurs, or
(2) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the 10th day following the day on which notice of the date of the special meeting is mailed or public disclosure of the date of the special meeting is made, whichever first occurs.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires AIPC's directors and executive officers, and other persons, legal or natural, who own more than 10 percent of AIPC's Common Stock (collectively, "Reporting Persons"), to file reports of their ownership of such stock, and the changes therein, with the Securities and Exchange Commission, the New York Stock Exchange and AIPC (the "Section 16 Reports"). All such reports due were filed in a timely manner during fiscal year 2000.

                                  OTHER MATTERS

        AIPC will bear the cost of the Annual Meeting, including the cost of mailing the proxy materials and any supplemental materials. Directors, officers and employees not specifically engaged or compensated for that purpose may also solicit proxies by telephone, telegraph or in person. In addition, AIPC may reimburse brokerage firms and other persons representing beneficial owners of AIPC's shares for their expenses in forwarding this Proxy Statement, the Annual Report and other soliciting materials to such beneficial owners.

        Brokers, dealers, banks, voting trustees, other custodians, and their nominees are asked to forward soliciting materials to the beneficial owners of shares held of record by them and upon request will be reimbursed for their reasonable expenses in completing the mailing of soliciting materials to such beneficial owners.

        The Board of Directors knows of no other matters that are expected to be presented for consideration at the Annual Meeting. As of the date of this Proxy Statement, no notice of any matters has been received in accordance with AIPC's Bylaws, as discussed above. However, if other matters properly come before the meeting, it is intended that persons named in the accompanying proxy will vote on them in accordance with their best judgment.

        Notwithstanding anything to the contrary set forth in any of AIPC's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the Compensation Committee Report on Executive Compensation (included herein) shall not be incorporated by reference into any such filings.

                             By Order of the Board of Directors


                             Executive Vice President and Chief Financial
                             Officer

Kansas City, Missouri
January 13, 2001

        AIPC will furnish without charge, a copy of its Annual Report on Form 10-K for the year ended September 29, 2000 (without exhibits) as filed with the Securities and Exchange Commission (the "SEC") upon written request. The Annual Report on Form 10-K includes a list of all exhibits thereto. AIPC will furnish written copies of such exhibits upon written request therefor and payment of AIPC's reasonable expenses in furnishing such exhibits. Each such request must set forth a good faith representation that, as of the Record Date, the person making such request was a beneficial owner of Common Stock entitled to vote at the Annual Meeting. Such written request should be directed to the Corporate Secretary of AIPC, 4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri 64116. The Annual Report on Form 10-K for the year ended September 29, 2000 with exhibits, as well as other filings by AIPC with the SEC, are also available through the SEC's Internet site on the World Wide Web at www.sec.gov.

APPENDIX A - GRAPHIC AND IMAGE MATERIAL IN PROXY STATEMENT

        In accordance with Rule 304 of Regulation S-T, the following graphic and image material is included in the AIPC proxy statement.

STOCK PERFORMANCE GRAPH

        The proxy statement also includes a stock performance graph, which is supplemented by a table showing the dollar value of the points on the graph. The table is set forth in this electronic format document in the section entitled "STOCK PERFORMANCE GRAPH." Both the graph and the table will be included in the paper format definitive proxy mailed to AIPC's Stockholders. In accordance with a letter to EDGAR filers dated November 16, 1992 from Mauri L. Osheroff, Associate Director of Regulatory Policy of the Division of Corporate Finance, no further explanation of the graph is set forth in this appendix.

APPENDIX B - FORMS OF PROXY AND VOTING INSTRUCTION CARD


AMERICAN ITALIAN PASTA COMPANY
4100 N. Mulberry Drive, Suite 200
Kansas City, Missouri 64116


        This proxy confers discretionary authority as described in and may be revoked in the manner described in the proxy statement dated January 13, 2001, receipt of which is hereby acknowledged.

Signature                                  Date _____________________


Signature                                  Date _____________________


Please date and sign exactly as name(s) appear. All joint owners should sign. Executors, administrators, trustees, guardians, attorneys-in-fact, and officers of corporate stockholders should indicate the capacity in which they are signing. Please indicate whether you plan to attend the Annual Meeting:

[  ]  Will attend                          [  ]  Will not attend

(Continued on other side)

(Continued, and to be signed on reverse side)

AMERICAN ITALIAN PASTA COMPANY


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. Horst W. Schroeder, Timothy
S. Webster and Warren B. Schmidgall, or a majority of them, are hereby authorized, with full power of substitution, to vote the shares of stock of American Italian Pasta Company entitled to vote for the stockholder(s) signing this proxy at the Annual Meeting of Stockholders to be held on February 8, 2001, or any adjournment thereof as specified below and in their discretion on all other matters that are properly brought before the Annual Meeting. IF NO CHOICE IS SPECIFIED, SUCH PROXIES WILL VOTE "FOR" THE NOMINEES NAMED HEREON AND "FOR" PROPOSAL 2.

1. Election of three directors: Nominees: David Y. Howe, John P. O'Brien, William R. Patterson.

[  ] FOR all nominees

[  ] FOR all nominees except those indicated below:

[  ] WITHHOLD AUTHORITY to vote for all nominees.

2. Ratification of the Board of Directors' selection of Ernst & Young LLP to serve as AIPC's independent auditors for fiscal year 2001.

[  ]    FOR                  [  ]   AGAINST               [  ]   ABSTAIN

3.      Approval of American Italian Pasta Company's 2000 Equity Incentive Plan.

[  ]    FOR                  [  ]   AGAINST               [  ]   ABSTAIN

The nominees named above and each of the other matters specified above are proposed by the Board of Directors. None of the matters is related to or conditioned on the approval of other matters.

AMERICAN ITALIAN PASTA COMPANY


4100 N. Mulberry Drive, Suite 200
Kansas City, Missouri 64116


January 13, 2001


Dear Retirement Savings Plan Participant:

Enclosed is your voting instruction card to George K. Baum Trust Company as Trustee for shares allocated to your account under the Retirement Savings Plan (Retirement Plan).

Please do NOT deliver this card to the Company, as your vote is confidential. Your card should be returned directly to the Trustee, George K. Baum Trust Company, Twelve Wyandotte Plaza, 120 West 12th Street, Suite 830, Kansas City, Missouri 64105, in the enclosed postage-paid return envelope at your earliest convenience.

If you have questions about the allocation of these shares, you may call the following individual for further information:

AIPC employee contact:       Valerie R. Finney
                             (816) 502-6000


Thank you,



____________________________________________________
Executive Vice President and Chief Financial Officer

PLEASE SEE REVERSE SIDE FOR PROPOSALS TO BE VOTED
(Date, sign and return promptly
in the prepaid envelope enclosed.)

(Tear Here)

CONFIDENTIAL VOTING INSTRUCTIONS TO GEORGE K. BAUM TRUST COMPANY
AS TRUSTEE UNDER THE AMERICAN ITALIAN PASTA COMPANY
RETIREMENT SAVINGS PLAN



                                            Date
-------------------------------------------     ------------------------

Signature

Please sign exactly as name appears.

(Continued on other side.)

This voting instruction card is solicited by the Trustee. I hereby direct that the voting rights pertaining to shares of stock of American Italian Pasta Company held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Stockholders to be held on February 8, 2001 or any adjournment thereof as specified hereon and in their discretion on all other matters that are properly brought before the Annual Meeting.

1. Election of three directors: Nominees: David Y. Howe, John P. O'Brien, William R. Patterson

[  ] FOR all nominees

[  ] FOR all nominees except those indicated below:

[  ] WITHHOLD AUTHORITY to vote for all nominees.

2. Ratification of the Board of Directors' selection of Ernst & Young LLP to serve as AIPC's independent accountants for fiscal year 2001.

[  ]    FOR                  [  ]   AGAINST               [  ]   ABSTAIN

3.   Approval of American Italian Pasta Company's 2000 Equity Incentive Plan.

[  ]    FOR                  [  ]   AGAINST               [  ]   ABSTAIN

If no choice is specified, the shares held in your Retirement Plan account will be voted in the same proportion as the shares held by the Retirement Plan for which the Trustee receives voting instructions.

                                                                       EXHIBIT A

                         AMERICAN ITALIAN PASTA COMPANY

                             AUDIT COMMITTEE CHARTER

1. The committee will have three members, each of whom will be independent outside directors. Committee members will be financially literate and their backgrounds will include at least one of the following key qualities:

|_|  industry knowledge
|_|  financial reporting or auditing background
|_|  experience in business risk management
|_|  experience as an audit committee member with a publicly held company

2.      It will be the committee's responsibility to:

|_| Assess auditor performance; recommend appointment of auditors; approve the auditor's fees; assess auditor independence; assess the need for an internal audit function; review any other engagements performed by the auditor's firm for the Company and assess the impact on the auditor's independence.

|_| Hold at least two meetings annually with the auditors and financial management. Hold the first meeting before the commencement of fieldwork to discuss the consideration of key business, financial and regulatory risk as well as the scope of the audit examination. Held after completion of the audit examination, the second meeting will receive the results of the audit and discuss any issues that arose. Each meeting will include a session with management absent to facilitate auditor communication of any concerns.

|_| Periodically receive and evaluate reports from senior management on processes for identification and control of key business, financial and regulatory risks.

|_| Work with senior management to develop a corporate code of conduct and to monitor compliance.

|_| Monitor the procedures for insuring the integrity and quality of annual and interim reporting to stakeholders.

|_| Review and approve significant new or changed accounting and reporting practices and policies.

3. The committee will have access to the auditors and members of management as needed to discharge its responsibilities. The Board and senior management will advise the auditors that the Board is the audit client. The Board and senior management will direct the auditors to communicate directly with the committee, through its chairman, any concerns related to the quality of financial reporting, regulatory compliance, or the integrity of management. The committee chairman will meet periodically with Company legal counsel to receive updates on matters related to regulatory changes and compliance.

4. The committee will report to the full Board the results of discharge of its responsibilities. Periodically, the committee will assess whether to recommend to the full Board the need to issue a report on its activities to the shareholders.

5. The committee will operate under this Charter with approval of the full Board after obtaining input from senior management, the auditors and legal counsel.

6. The committee will receive annually from management a report on the procedures used to insure that the information contained in SEC filings and other published documents containing financial information is consistent with the information contained in the financial statements.

7. The committee will have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The committee will be empowered to seek Board approval if the committee feels it needs to retain independent counsel, accountants, or others to assist in the conduct of any investigation.

8. The committee will biannually perform a self-assessment of audit committee performance and review of this charter. The self-assessment will be reviewed with the full Board to obtain its approval.

                                                                       EXHIBIT B

                         AMERICAN ITALIAN PASTA COMPANY

                           2000 EQUITY INCENTIVE PLAN

                                   SECTION 1
                              PURPOSE AND DURATION

1.1 Establishment; Effective Date. American Italian Pasta Company hereby establishes an incentive compensation plan. This Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units and Performance Shares. This Plan shall be effective on the date of its adoption by the Company's Board of Directors, subject to approval of the Company's stockholders.

1.2 Purpose of this Plan. This Plan is intended to attract, motivate, and retain
(a) employees of the Company and its Affiliates, (b) consultants who provide significant services to the Company and its Affiliates, and (c) members of the Board of Directors of the Company who are employees of neither the Company nor any Affiliate. This Plan also is designed to further the growth and financial success of the Company and its Affiliates by aligning the interests of the Participants, through the ownership of Shares and through other incentives, with the interests of the Company's stockholders.

                                   SECTION 2
                                   DEFINITIONS

        The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

        "1934 Act" means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

        "Affiliate" means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by or under common control with the Company.

        "Affiliated SAR" means an SAR that is granted in connection with a related Option, and that automatically will be deemed to be exercised at the same time that the related Option is exercised.

        "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units or Performance Shares.

        "Award Agreement" means the written agreement setting forth the terms and provisions applicable to each Award granted under this Plan.

        "Board" or "Board of Directors" means the Board of Directors of the Company.

        "Board Member" means any individual who is a member of the Board of Directors of the Company.

        "Cause" means, unless otherwise defined in any employment agreement with the Participant or Award Agreement, any one or more of the following:

(A) A Participant's plea of guilty or no contest to, or finding of guilty for, commission of a crime that, in the judgment of the Committee, may result in injury to the Company or a Subsidiary or to the reputation of the Company or a Subsidiary;

(B) The material violation by the Participant of written policies or established practices of the Company or a Subsidiary including, but not limited to, anti-discrimination and anti-harassment policies and practices;

(C) In the good faith belief of the Company, the habitual neglect by the Participant in the performance of his or her duties to the Company or a Subsidiary after notice by the Committee and thirty days to cure;

(D) Action or inaction by the Participant in connection with his or her duties to the Company or a Subsidiary resulting, in the judgment of the Committee, in a material injury to the Company or a Subsidiary or to the reputation of the Company or a Subsidiary;

(E) The rendering of services by the Participant for any organization or business engaging directly or indirectly in any business that is or becomes competitive with the Company or a Subsidiary or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company or a Subsidiary;

(F) Any attempt by the Participant directly or indirectly to induce any employee of the Company or a Subsidiary to be employed or perform services elsewhere or any attempt directly or indirectly to solicit (other than for the account of the Company or a Subsidiary) the trade or business of any current or prospective customer, supplier, or partner of the Company or a Subsidiary; or

(G) Any other conduct or act determined by the Committee to be injurious, detrimental, or prejudicial to any interest of the Company or a Subsidiary, including, but not limited to, the reputation of the Company or a Subsidiary.

        "Change in Control" shall have the meaning assigned to such term in
Section 12.3.

        "Code" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

        "Committee" means the committee appointed by the Board (pursuant to Section 3.1) to administer this Plan.

        "Common Stock" means the Class A Convertible Common Stock, $.001 par value, of the Company.

        "Company" means American Italian Pasta Company, a Delaware corporation, and any successor thereto. With respect to the definition of Performance Goals, the Committee in its sole discretion may determine that "Company" means American Italian Pasta Company, and/or any of its consolidated subsidiaries.

        "Consultant" means any consultant, independent contractor or other person who provides significant services to the Company or its Affiliates, but who is neither an Employee nor a Board Member.

        "Disability" means a permanent and total disability within the meaning of Code section 22(e)(3), provided that in the case of Awards other than Incentive Stock Options, the Committee in its sole discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Committee from time to time.

        "Employee" means any employee of the Company or of an Affiliate, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended. Reference to a specific section of ERISA or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

        "Exercise Price" means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

        "Fair Market Value" means (A) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee, and (B) with respect to Shares, unless otherwise determined in the good faith discretion of the Committee, as of any date, (i) the closing price on the date of determination on the New York Stock Exchange (or, if no sale of Shares was reported for such date, on the next preceding date on which a sale of Shares was reported), (ii) if the Shares are not listed on the New York Stock Exchange, the closing price of the Shares on such other national exchange on which the Shares are principally traded or as reported by the National Market System, or similar organization, or if no such quotations are available, the average of the high bid and low asked quotations in the over-the-counter market as reported by the National Quotation Bureau Incorporated or similar organizations; or (iii) in the event that there shall be no public market for the Shares, the fair market value of the Shares as determined (which determination shall be conclusive) in good faith by the Committee, based upon the value of the Company as a going concern, as if such Shares were publicly owned stock, but without any discount with respect to minority ownership.

        "Fiscal Year" means the fiscal year of the Company.

        "Freestanding SAR" means a SAR that is granted independently of any Option.

        "Grant Date" means, with respect to an Award, the date that the Award was granted.

        "Incentive Stock Option" means an Option to purchase Shares which is designated as an Incentive Stock Option and is intended to meet the requirements of section 422 of the Code.

        "Nonemployee Board Member" means a Board Member who is not an employee of the Company or of any Affiliate.

        "Nonqualified Stock Option" means an Option to purchase Shares which is not an Incentive Stock Option.

        "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

        "Participant" means an Employee, Consultant or Nonemployee Board Member.

        "Performance Goals" means the goal(s) (or combined goal(s)) determined by the Committee (in its sole discretion) to be applicable to a Participant with respect to an Award. For Awards that are intended to qualify as "performance-based compensation" under section 162(m) of the Code, as determined by the Committee, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following predetermined measurements: (a) earnings (either in the aggregate or on a per-share basis); (b) net income (before or after taxes); (c) operating income; (d) cash flow; (e) return measures (including return on assets, equity or sales); (f) earnings before or after taxes, and before or after depreciation and amortization; (g) gross revenues; (h) share price (including growth measures and total stockholder return or attainment by the Shares of a specified value for a specified period of time); (i) reductions in expense levels in each case where applicable determined either in a Company-wide basis or in respect of any one or more business units; (j) net economic value; or (k) market share. The Performance Goals may differ from Participant to Participant and from Award to Award.

        "Performance Period" shall have the meaning assigned to such term in
Section 8.3.

        "Performance Share" means an Award granted to a Participant pursuant to
Section 8.

        "Performance Unit" means an Award granted to a Participant pursuant to
Section 8.

        "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and, therefore, the Shares are subject to a substantial risk of forfeiture. As provided in Section 7, such restrictions may be based on the passage of time, the achievement of target levels of performance or the occurrence of other events as determined by the Committee in its sole discretion.

        "Plan" means the American Italian Pasta Company 2000 Equity Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

        "Reload Option" shall have the meaning assigned in Section 5.9.

        "Restricted Stock" means an Award granted to a Participant pursuant to
Section 7.

        "Retirement" means, in the case of an Employee, a Termination of Service by reason of the Employee's retirement pursuant to any retirement program instituted by the Company or any Affiliate employer or as otherwise agreed to by the Employer or the applicable Affiliate employer. With respect to a Consultant, no Termination of Service shall be deemed to be on account of "Retirement". With respect to a Nonemployee Board Member, "Retirement" means termination of service on the Board at or after age sixty-five (65).

        "Rule 16b-3" means Rule 16b-3 promulgated under the 1934 Act, and any future regulation amending, supplementing or superseding such regulation.

        "Section 16 Person" means a person who, with respect to the Shares, is subject to Section 16 of the 1934 Act.

        "Shares" means the shares of Common Stock of the Company.

        "Stock Appreciation Right" or "SAR" means an Award, granted alone or in connection with a related Option, that is designated as a SAR pursuant to
Section 6.

        "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        "Tandem SAR" means an SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase an equal number of Shares under the related Option (and when a Share is purchased under the Option, the SAR shall be canceled to the same extent).

        "Termination of Service" means (a) in the case of an Employee, a cessation of the employee-employer relationship between an employee and the Company or an Affiliate for any reason, including, but not limited to, a cessation by resignation, discharge, death, Disability, Retirement or the disaffiliation of an Affiliate, but excluding any such cessation where there is a simultaneous reemployment by the Company or an Affiliate, and (b) in the case of a Board Member or Consultant, a cessation of the service relationship between a Board Member or Consultant and the Company or an Affiliate for any reason, including, but not limited to, a cessation by resignation, discharge, death, Disability, Retirement (with respect to a Board Member) or the disaffiliation of an Affiliate, but excluding any such cessation where there is a simultaneous reengagement of the Board Member or Consultant by the Company or an Affiliate.

                                   SECTION 3
                                 ADMINISTRATION

3.1 The Committee. Subject to Section 3.2, the Plan shall be administered by the Board, or a committee appointed by the Board to administer the Plan. Any references herein to "Committee" are references to the Board, or a committee established by the Board, as applicable. To the extent the Board considers it desirable to comply with or qualify under Rule 16b-3 or meet the performance-based exception under section 162(m) of the Code, the Committee shall consist of two or more directors of the Company, all of whom qualify as "outside directors" as defined for purposes of the regulations under Code section 162(m) and "non-employee directors" within the meaning of Rule 16b-3. The number of members of the Committee shall from time to time be increased or decreased, and shall be subject to such conditions, in each case as the Board deems appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b-3 and Code section 162(m) as then in effect.

3.2 Authority of the Committee. Subject to the express provisions of the Plan, the Committee has full and final authority and sole discretion as follows:

(a) To determine when, to whom and in what types and amounts Awards should be granted and the terms and conditions applicable to each Award, and whether or not specific Awards shall be granted in connection with other specific Awards, and if so whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards;

(b) To construe and interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan;

(c) To make, amend and rescind rules relating to the Plan, including rules with respect to the exercisability and nonforfeitability of Awards upon the Termination of Service of a Participant;

(d) To determine the terms and conditions of all Award Agreements (which need not be identical) and, with the consent of the Participant, to amend any such Award Agreement at any time, provided that the consent of the Participant shall not be required for any amendment which (A) does not adversely affect the rights of the Participant, or (B) is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new or change in existing applicable law;

(e) To cancel, with the consent of the Participant, outstanding Awards and to grant new Awards in substitution therefor;

(f) To accelerate the exercisability (including exercisability within a period of less than six months after the Grant Date) of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time, including in connection with a Termination of Service;

(g) To make such adjustments or modifications to Awards to Participants working outside the United States as are advisable to fulfill the purposes of the Plan;

(h) To impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Awards which may from time to time be exercised by a Participant; and

(i) To take any other action with respect to any matters relating to the Plan for which it is responsible.

3.3 Delegation by the Committee. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under this Plan to one or more Board Members or officers of the Company; provided, however, that the Committee may not delegate its authority and powers in any way which would jeopardize this Plan's or any Award's qualification under Rule 16b-3 or Code section 162(m).

3.4 Decisions Binding. All determinations and decisions made by the Committee, the Board and any delegate of the Committee pursuant to Section 3.3 shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

                                   SECTION 4
                 SHARES SUBJECT TO THIS PLAN; GENERAL CONDITIONS

4.1 Number of Shares. The Shares for which Awards may be granted under the Plan shall be subject to the following:

(a) The Shares with respect to which Awards may be made under the Plan shall be Shares currently authorized but unissued or currently held or subsequently acquired by the Company as treasury shares, including Shares purchased in the open market or in private transactions.

(b) Subject to adjustment as provided in Sections 4.2 and 4.3 and to the following provisions of this Section 4.1, the maximum number of Shares that may be delivered to Participants and their beneficiaries under the Plan shall be equal to the sum of: (i) 1,000,000 Shares; and (ii) any Shares available for future awards under the Company's 1997 Equity Incentive Plan (the "Prior Plan") as of the effective date of this Plan, and any Shares that are represented by awards granted under the Prior Plan which are forfeited, expire or are canceled without delivery of Shares or which result in the forfeiture of Shares back to the Company.

(c) If the Exercise Price of, or the tax withholding with respect to any Award granted under the Plan or the Prior Plan is satisfied by tendering Shares to the Company (by either actual delivery or by attestation), such Shares shall also be available for delivery under the Plan.

(d) Notwithstanding anything to the contrary in this Section 4.1, in no event, shall grants of Incentive Stock Options exceed 1,000,000 Shares.

4.2 Lapsed Awards. If an Award is settled in cash, or is canceled, terminates, expires or lapses for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award thereafter shall be available to be the subject of another Award. With respect to an Award that is intended to qualify as "performance-based compensation" under section 162(m) of the Code, if an Award is cancelled, the Shares subject to the Award continue to count against the maximum number of Shares under an Award which may be granted to a Participant in any fiscal year.

4.3 Adjustments in Awards and Authorized Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, stock split, Share combination, or other change in the corporate structure of the Company affecting the Shares, the Committee shall adjust the number and class of Shares which may be delivered under this Plan, the number, class and price of Shares subject to outstanding Awards, and the numerical limits of Sections 4.1, 5.1, 6.1, 7.1 and 8.1, or if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award, in such a manner as the Committee (in its sole discretion) shall determine to be advisable or appropriate to prevent the dilution or diminution of such Awards. In each case, with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate section 422(b)(1) of the Code or any successor provision thereto. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

4.4 Buy-Out Provision. The Committee may at any time offer on behalf of the Company to buy out, for a payment in cash or Shares, an Award previously granted, based on such terms and conditions as the Committee, in its sole discretion, shall establish and communicate to the applicable Participant at the time such offer is made.

4.5 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Award as it may deem advisable or appropriate in its sole discretion, including, but not limited to, restrictions related to applicable Federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, and any blue sky or state securities laws.

4.6     Cancellation and Rescission of Awards.

(a) Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexercised Award at any time if the Participant is not in compliance with all applicable provisions of the Award Agreement and the Plan or if the Participant has a Termination of Service for Cause.

(b) Upon exercise, payment or delivery pursuant to an Award, the Participant shall certify in a manner acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan. In the event a Participant fails to comply with the provisions of this Section 4.6 prior to, or during the six months after, any exercise, payment or delivery pursuant to an Award, such exercise, payment or delivery may be rescinded by the Company within two years thereafter. In the event of any such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery in such manner and on such terms and conditions as may be required, and the Company shall be entitled to set-off against the amount of any such gain any amount owed to the Participant by the Company.

4.7 Loans and Guarantees. The Committee may in its discretion allow a Participant to defer payment to the Company of all or any portion of (i) the Exercise Price of an Option, (ii) the purchase price of Restricted Stock, if any, or (iii) subject to applicable law, any taxes associated with the exercise, nonforfeitability of, or payment of benefits in connection with, an Award, or cause the Company to guarantee a loan from a third party to the Participant, in an amount equal to all or any portion of such Exercise Price, or any related taxes. Any such payment deferral or guarantee by the Company shall be on such terms and conditions as the Committee may determine.

                                   SECTION 5
                                 STOCK OPTIONS

5.1 Grant of Options. Subject to the terms and provisions of this Plan, Options may be granted to Participants at any time and from time to time as determined by the Committee in its sole discretion. The Committee, in its sole discretion, shall determine the number of Shares subject to each Option; provided, however, that during any Fiscal Year, no Participant shall be granted Options covering more than 500,000 Shares. The Committee may grant Incentive Stock Options, Nonqualified Stock Options, or any combination thereof.

5.2 Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the Option and such other terms and conditions as the Committee, in its sole discretion, shall determine. The Award Agreement also shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

5.3 Exercise Price. Subject to the provisions of this Section 5.3, the Exercise Price for each Option shall be determined by the Committee in its sole discretion.

          5.3.1 Nonqualified Stock Options. In the case of a Nonqualified Stock Option, the Exercise Price may be less than the Fair Market Value of a Share on the Grant Date.

          5.3.2 Incentive Stock Options. In the case of an Incentive Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that if on the Grant Date, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise Price shall be not less than one hundred ten percent (110%) of the Fair Market Value of a Share on the Grant Date.

          5.3.3 Substitute Options. Notwithstanding the provisions of Sections
     5.3.1 and 5.3.2, in the event that the Company or an Affiliate consummates a transaction described in section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Participants on account of such transaction may be granted Options in substitution for options granted by such former employer or recipient of services. If such substitute Options are granted, the Committee, in its sole discretion and consistent with section 424(a) of the Code, may determine that such substitute Options shall have an exercise price less than one hundred (100%) of the Fair Market Value of the Shares on the Grant Date.

5.4     Expiration of Options.

          5.4.1 Expiration Dates. Except as provided in Section 5.8 regarding Incentive Stock Options, each Option shall terminate upon the earlier of the first to occur of the following events:

          (a) The date(s) for termination of the Option set forth in the Award Agreement; or

          (b)  The expiration of ten (10) years from the Grant Date.

          5.4.2 Committee Discretion. Subject to the limits of Section 5.4.1, the Committee, in its sole discretion, (a) shall provide in each Award Agreement when each Option expires and becomes unexercisable, and (b) may, after an Option is granted, extend the maximum term of the Option (subject to Section 5.8 regarding Incentive Stock Options).

5.5 Exercisability of Options. Options granted under this Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine in its sole discretion. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option. If the Committee provides that any Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine.

5.6 Termination of Service. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following Termination of Service. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement, need not be uniform among all Options granted under the Plan, and may reflect distinctions based on the reasons for Termination of Service.

5.7 Payment. Options shall be exercised by the Participant's delivery of a written notice of exercise to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

        Upon the exercise of any Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent. The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, or (b) by any other means which the Committee, in its sole discretion, determines (i) to provide legal consideration for the Shares, and
(ii) to be consistent with the purposes of this Plan.

        As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant (or the Participant's designated broker), Share certificates (which may be in book entry form) representing such Shares.

5.8     Certain Additional Provisions for Incentive Stock Options.

          5.8.1 Exercisability. The aggregate Fair Market Value (determined on the Grant Date(s)) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.

          5.8.2 Termination of Service. No Incentive Stock Option may be exercised more than three (3) months after the Participant's Termination of Service for any reason other than Disability or death, unless (a) the Participant dies during such three-month period, and (b) the Award Agreement or the Committee permits later exercise. No Incentive Stock Option may be exercised more than one (1) year after the Participant's termination of employment on account of Disability, unless (a) the Participant dies during such one-year period, and (b) the Award Agreement or the Committee permits later exercise.

          5.8.3 Company and Subsidiaries Only. Incentive Stock Options may be granted only to persons who are employees of the Company or a Subsidiary on the Grant Date.

          5.8.4 Expiration. No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Grant Date; provided, however, that if the Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Option may not be exercised after the expiration of five (5) years from the Grant Date.

          5.8.5 Nontransferable. Each Incentive Stock Option shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Participant's lifetime, only by the Participant; provided, however, that the Participant may, to the extent provided in the Plan in any manner specified by the Committee, designate in writing a beneficiary to exercise his or her Incentive Stock Option after the Participant's death.

5.9 Grant of Reload Options. The Committee may in connection with the grant of an Option, in the Award Agreement, provide that a Participant who (i) is a Participant when he or she exercises an Option (the "Exercised Option"), (ii) has not received a Reload Option (as defined below) within the six (6) months prior to such exercise, and (iii) satisfies the Exercise Price or any required tax withholding applicable thereto with Shares which have been held by the Participant for at least six (6) months, shall automatically be granted, subject to Section 3, an additional Option ("Reload Option") in an amount equal to the sum ("Reload Number") of the number of Shares tendered to exercise the Exercised Option plus, if so provided by the Committee, the number of Shares, if any, retained by the Company in connection with the exercise of the Exercised Option to satisfy any federal, state or local tax withholding requirements; provided that no Reload Option shall be granted in connection with the exercise of an Option that has been transferred by the initial Participant thereof. All Reload Options shall be Nonqualified Stock Options.

5.10 Conditions on Reload Options. Reload Options shall be subject to the following terms and conditions:

(a) The Grant Date for each Reload Option shall be the date of exercise of the Exercised Option to which it relates.

(b) Unless otherwise determined by the Committee, the Reload Option shall be fully vested and may be exercised at any time during the remaining term of the Exercised Option (subject to earlier termination thereof as provided in the Plan or in the applicable Award Agreement).

(c) Unless otherwise determined by the Committee, the terms of the Reload Option shall be the same as the terms of the Exercised Option to which it relates, except that the Exercise Price for the Reload Option shall, in every case, be 100% of the Fair Market Value of a Share on the Grant Date of the Reload Option.

(d) Each Award Agreement shall state whether the Committee has authorized Reload Options with respect to the underlying Stock Options. Upon the exercise of an Underlying Stock Option or other Reload Option, the Reload Option will be evidenced by an amendment to the underlying Award Agreement or a new Award Agreement.

(e) No additional Reload Options shall be granted to Participants when Stock Options and/or Reload Options are exercised pursuant to the terms of this Plan following Termination of Service with the Company or a Subsidiary.

                                   SECTION 6
                           STOCK APPRECIATION RIGHTS

6.1 Grant of SARs. Subject to the terms and conditions of this Plan, an SAR may be granted to Participants at any time and from time to time as shall be determined by the Committee, in its sole discretion. The Committee may grant Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof.

          6.1.1 Number of Shares. The Committee shall have complete discretion to determine the number of SARs granted to any Participant, provided that during any Fiscal Year, no Participant shall be granted SARs covering more than 500,000 Shares.

          6.1.2 Exercise Price and Other Terms. The Committee, subject to the provisions of this Plan, shall have complete discretion to determine the terms and conditions of SARs granted under this Plan; provided, however, that the exercise price of a Freestanding SAR shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date. The exercise price of Tandem or Affiliated SARs shall equal the Exercise Price of the related Option.

6.2 Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. With respect to a Tandem SAR granted in connection with an Incentive Stock
Option: (a) the Tandem SAR shall expire no later than the expiration of the underlying Incentive Stock Option; (b) the value of the payout with respect to the Tandem SAR shall be for no more than one hundred percent (100%) of the difference between the Exercise Price of the underlying Incentive Stock Option and the Fair Market Value of the Shares subject to the underlying Incentive Stock Option at the time the Tandem SAR is exercised; and (c) the Tandem SAR shall be exercisable only when the Fair Market Value of the Shares subject to the Incentive Stock Option exceeds the Exercise Price of the Incentive Stock Option.

6.3 Exercise of Affiliated SARs. An Affiliated SAR shall be deemed to be exercised upon the exercise of the related Option. The deemed exercise of an Affiliated SAR shall not necessitate a reduction in the number of Shares subject to the related Option.

6.4 Exercise of Freestanding SARs. Freestanding SARs shall be exercisable on such terms and conditions as the Committee, in its sole discretion, shall determine.

6.5 SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

6.6 Expiration of SARs. An SAR granted under this Plan shall expire upon the date determined by the Committee, in its sole discretion, as set forth in the Award Agreement. Notwithstanding the foregoing, the terms and provisions of
Section 5.4 also shall apply to SARs.

6.7 Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The positive difference between the Fair Market Value of a Share on the date of exercise over the exercise price; by

(b)  The number of Shares with respect to which the SAR is exercised.

        At the sole discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in any combination thereof.

                                   SECTION 7
                                RESTRICTED STOCK

7.1 Grant of Restricted Stock. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee, in its sole discretion, shall determine. The Committee, in its sole discretion, shall determine the number of Shares to be granted to each Participant; provided, however, that during any Fiscal Year, no Participant shall receive more than 500,000 Shares of Restricted Stock. The Committee shall determine the amount, if any, that a Participant shall pay for Restricted Stock, subject to applicable requirements of the Delaware General Corporation Law.

7.2 Restricted Stock Agreement. Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Committee, in its sole discretion, shall determine. Unless the Committee, in its sole discretion, determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the end of the applicable Period of Restriction.

7.3 Transferability. Except as otherwise determined by the Committee, in its sole discretion, Shares of Restricted Stock may not be sold, transferred, gifted, bequeathed, pledged, assigned, or otherwise alienated or hypothecated, voluntarily or involuntarily, until the end of the applicable Period of Restriction.

7.4 Other Restrictions. The Committee, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate in accordance with this Section 7.4.

          7.4.1 General Restrictions. The Committee may set restrictions based upon (a) the achievement of specific performance objectives (Company-wide, divisional or individual), (b) applicable Federal or state securities laws, or (c) any other basis determined by the Committee in its sole discretion.

          7.4.2 Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock as "performance-based compensation" under section 162(m) of the Code, the Committee, in its sole discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Committee on or before the latest date permissible to enable the Restricted Stock to qualify as "performance-based compensation" under section 162(m) of the Code. In granting Restricted Stock that is intended to qualify under Code section 162(m), the Committee shall follow any procedures determined by it in its sole discretion from time to time to be necessary, advisable or appropriate to ensure qualification of the Restricted Stock under Code section 162(m) (e.g., in determining the Performance Goals).

          7.4.3 Legend on Certificates. The Committee, in its sole discretion, may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. For example, the Committee may determine that some or all certificates representing Shares of Restricted Stock shall bear the following legend:

               "THE SALE OR OTHER TRANSFER OF THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE, WHETHER VOLUNTARY, INVOLUNTARY, OR BY OPERATION OF LAW, IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE AMERICAN ITALIAN PASTA COMPANY 2001 EQUITY INCENTIVE PLAN, AND IN A RESTRICTED STOCK AGREEMENT. A COPY OF THIS PLAN AND SUCH RESTRICTED STOCK AGREEMENT MAY BE OBTAINED FROM THE SECRETARY OF AMERICAN ITALIAN PASTA COMPANY."

7.5 Removal of Restrictions. Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under this Plan shall be released from escrow as soon as practicable after the end of the applicable Period of Restriction. The Committee, in its sole discretion, may accelerate the time at which any restrictions shall lapse and remove any restrictions. After the end of the applicable Period of Restriction, the Participant shall be entitled to have any legend or legends under Section 7.4.3 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant.

7.6 Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the applicable Award Agreement provides otherwise.

7.7 Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the applicable Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

7.8 Return of Restricted Stock to Company. On the date set forth in the applicable Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and thereafter shall be available for grant under this Plan.

7.9 Termination of Service. Each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to receive unvested Restricted Stock following his or her Termination of Service. Such provision shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Restricted Stock issued pursuant to the Plan and may reflect distinctions based on the reasons for termination.

                                   SECTION 8
                    PERFORMANCE UNITS AND PERFORMANCE SHARES

8.1 Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Participants at any time and from time to time, as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant; provided, however, that during any Fiscal Year, (a) no Participant shall receive Performance Units having an initial value greater than the value of 250,000 Shares, and (b) no Participant shall receive more than 250,000 Performance Shares.

8.2 Value of Performance Units/Shares. Each Performance Unit shall have an initial value that is established by the Committee on or before the Grant Date. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Grant Date.

8.3 Performance Objectives and Other Terms. The Committee shall set performance objectives in its sole discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares, or both, that will be paid out to the Participants. The time period during which the performance objectives must be met shall be called the "Performance Period". Each Award of Performance Units or Performance Shares shall be evidenced by an Award Agreement that shall specify the Performance Period, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

          8.3.1 General Performance Objectives. The Committee may set performance objectives based upon (a) the achievement of Company-wide, divisional or individual goals, (b) applicable Federal or state securities laws, or (c) any other basis determined by the Committee in its discretion.

          8.3.2 Section 162(m) Performance Objectives. For purposes of qualifying grants of Performance Units or Performance Shares as "performance-based compensation" under section 162(m) of the Code, the Committee, in its sole discretion, may determine that the performance objectives applicable to Performance Units or Performance Shares, as the case may be, shall be based on the achievement of Performance Goals. The Performance Goals shall be set by the Committee on or before the latest date permissible to enable the Performance Units or Performance Shares, as the case may be, to qualify as "performance-based compensation" under section 162(m) of the Code. In granting Performance Units or Performance Shares which are intended to qualify under Code section 162(m), the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate in its sole discretion to ensure qualification of the Performance Units or Performance Shares, as the case may be, under Code section 162(m) (e.g., in determining the Performance Goals).

8.4 Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to receive a payout of the number of Performance Units or Performance Shares, as the case may be, earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved. After the grant of a Performance Unit or Performance Share, the Committee, in its sole discretion, may reduce or waive any performance objectives for such Performance Unit or Performance Share.

8.5 Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units or Performance Shares shall be made as soon as practicable after the end of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units or Performance Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units or Performance Shares, as the case may be, at the end of the applicable Performance Period), or in any combination thereof.

8.6 Cancellation of Performance Units/Shares. On the earlier of the date set forth in the Award Agreement or the Participant's Termination of Service (other than by death, Disability or, with respect to an Employee, Retirement), all unearned or unvested Performance Units or Performance Shares shall be forfeited to the Company, and thereafter shall be available for grant under this Plan. In the event of a Participant's death, Disability or, with respect to an Employee, Retirement, prior to the end of a Performance Period, the Committee shall reduce his or her Performance Units or Performance Shares proportionately based on the date of such Termination of Service.

                                   SECTION 9
                                 MISCELLANEOUS

9.1 Deferrals. The Committee, in its sole discretion, may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award. Any such deferral election shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion.

9.2 No Effect on Employment or Service. Nothing in this Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment or service at any time, with or without Cause. For purposes of this Plan, transfer of employment of a Participant between the Company and any of its Affiliates (or between Affiliates) shall not be deemed a Termination of Service. Employment or secure relationship with the Company and its Affiliates is on an at-will basis only, unless otherwise provided by an applicable written employment or service agreement between the Participant and the Company or its Affiliate, as the case may be.

9.3 Participation. No Participant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

9.4 Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability or expense (including attorneys' fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company's prior written approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit or proceeding against him or her; provided, however, that he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, by contract, as a matter of law or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

9.5 Successors. All obligations of the Company under this Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

9.6 Beneficiary Designations. If permitted by the Committee, a Participant under this Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant's death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate and, subject to the terms of this Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant's estate.

9.7 Transferability of Awards. Unless otherwise provided by the Committee in an Award Agreement, no Award granted under this Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in
Section 9.6.

9.8 No Rights as Stockholder. Except to the limited extent provided in Sections
7.6 and 7.7, no Participant (nor any beneficiary thereof) shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Award (or the exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or his or her beneficiary).

                                   SECTION 10
                       AMENDMENT, TERMINATION AND DURATION

10.1 Amendment, Suspension, or Termination. The Board, in its sole discretion, may amend or terminate this Plan, or any part thereof, at any time and for any reason; provided, however, that if and to the extent required by law or to maintain this Plan's qualification under Rule 16b-3, the Code, or the rules of any national securities exchange (if applicable), any such amendment shall be subject to stockholder approval. Subject to

Section 3.2(d), the amendment, suspension or termination of this Plan shall not, without the consent of the Participant, adversely affect any rights or obligations under any Award theretofore granted to such Participant. No Award may be granted during any period of suspension or after termination of this Plan.

10.2 Duration of this Plan. This Plan shall become effective on the date specified herein, and subject to Section 10.1 (regarding the Board's right to amend or terminate this Plan), shall remain in effect thereafter; provided, however, that without further stockholder approval, no Incentive Stock Option may be granted under this Plan after the tenth anniversary of the effective date of this Plan.

                                   SECTION 11
                                TAX WITHHOLDING

11.1 Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or the exercise thereof), the Company shall have the power and the right to deduct or withhold from any amounts due to the Participant from the Company, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state and local taxes (including the Participant's FICA obligation) required to be withheld with respect to such Award (or the exercise thereof).

11.2 Withholding Arrangements. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part, by
(a) electing to have the Company withhold otherwise deliverable Shares, or (b) delivering to the Company Shares then owned by the Participant having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount that the Committee agrees may be withheld at the time any such election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

11.3 Notification under Code section 83(b). If the Participant, in connection with the exercise of any Option, or the grant of Restricted Stock, makes the election permitted under section 83(b) of the Code to include in such Participant's gross income in the year of transfer the amounts specified in section 83(b) of the Code, then such Participant shall notify the Company of such election within 10 days after filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under section 83(b) of the Code. The Committee may, in connection with the grant of an Award or at any time thereafter, prohibit a Participant from making the election described above.

                                   SECTION 12
                                CHANGE IN CONTROL

12.1 Change in Control. In the event of a Change in Control of the Company, all Awards granted under this Plan that then are outstanding and not then exercisable or are subject to restrictions, shall, except as provided in Section 12.2, or unless otherwise provided for in the Award Agreements applicable thereto, become immediately exercisable, and all restrictions shall be removed, as of the first date that the Change in Control has been deemed to have occurred, and shall remain as such for the remaining life of the Award as provided herein and within the provisions of the related Award Agreements.

Notwithstanding the preceding sentence, in the event that the Committee is advised by the Company's independent auditors that the effect of the preceding sentence would be to preclude the ability of the Company to account for an acquisition or merger transaction as a pooling of interests, the Committee may declare the preceding sentence to be inoperable to such extent as the Committee, in its sole discretion, deems advisable.

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12.2 Adjustments upon Merger or Asset Sale. In the event of a Change in Control under Section 12.3(c) or (d)(ii) (a "Section 12.2 Event") and the successor corporation does not either (i) assume each outstanding Award or (ii) substitute an equivalent award by the successor corporation or a Parent or Subsidiary of the successor corporation, then the Award shall fully vest and become immediately exercisable and the Committee shall notify the Participant that the Award shall be exercisable for a period of twenty-five (25) days from the date of such notice, and the Award shall terminate upon the expiration of such period unless exercised. For the purposes of this paragraph, the Award shall be considered assumed if, following the Section 10.2 Event, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Section 12.2 Event, equal consideration (whether stock, cash, or other securities or property) as received in the Section 12.2 Event by holders of each Share of common stock held on the effective date of the transaction (and if holders of Shares were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Section 12.2 Event was not solely common stock of the successor corporation or its Parent, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each Share subject to the award, to be cash and/or other securities equal in fair market value to the per share consideration received by holders of common stock in the merger or sale of assets.

12.3 Definition. For purposes of this Section 12, a Change in Control of the Company shall be deemed to have occurred if the conditions set forth in any one or more of the following shall have been satisfied, unless such condition shall have received prior approval of a majority vote of the Continuing Directors, as defined below, indicating that this Section 12 shall not apply thereto:

(a) any "person", as such term is used in Sections 13(d) and 14(d) of the 1934 Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13(d)(3) under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the Company's then outstanding securities or 51% or more of the combined voting power of the Company's then outstanding securities;

(b) during any period of two consecutive years (not including any period prior to the Effective Date of this Plan), individuals ("Existing Directors") who at the beginning of such period constitute the Board of Directors, and any new board member (an "Approved Director") (other than a board member designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (b) or (c) of this
     Section 12.3) whose election by the Board of Directors or nomination for election by the Company's shareholders was approved by a vote of a least two-thirds (2/3) of the board members then still in office who either were board members at the beginning of the period or whose election or nomination for election previously was so approved (Existing Directors together with Approved Directors constituting "Continuing Directors"), cease for any reason to constitute at least a majority of the Board of Directors; or

(c) the consummation of the merger or consolidation of the Company with any other corporation, other than a merger with a wholly-owned subsidiary, the sale of substantially all of the assets of the Company, or the liquidation or dissolution of the Company, unless, in the case of a merger or consolidation, (x) the directors in office immediately prior to such merger or consolidation will constitute at least majority of the Board of the surviving corporation of such merger or consolidation and any parent (as such term is defined in Rule 12b-2 under the Exchange Act) of such corporation, or (y) the voting securities of the Company outstanding immediately prior thereto represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 66-2/3% of the combined voting power of the voting securities of the Company or such surviving entity and are owned by all or substantially all of the persons who

                                       57
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     were the holders of the voting securities of the Company immediately prior to the transaction in substantially the same proportions as such holders owned such voting securities immediately prior to the transaction; or

(d) the stockholders of the Company approve (i) a plan of complete liquidation of the Company or (ii) an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

                                   SECTION 13
                               LEGAL CONSTRUCTION

13.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

13.2 Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

13.3 Requirements of Law. The grant of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required from time to time.

13.4 Securities Law Compliance. With respect to Section 16 Persons, Awards under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of this Plan, Award Agreement or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable or appropriate by the Committee in its sole discretion.

13.5 Governing Law. This Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware (excluding its conflict of laws provisions).

13.6 Captions. Captions are provided herein for convenience of reference only, and shall not serve as a basis for interpretation or construction of this Plan.

                                                   Adopted December 12, 2000